EXHIBIT 99.2


                                       The Phoenix Companies, Inc.

                                       FINANCIAL SUPPLEMENT    December 31, 2003





       PNX                              [Logo]PHOENIX WEALTH MANAGEMENT(C)
       LISTED
       NYSE

THE PHOENIX COMPANIES, INC.

FINANCIAL SUPPLEMENT

WALL STREET COVERAGE
FIRM                                                  ANALYST
A.G. Edwards                                          J. Jeffrey Hopson
Credit Suisse First Boston (CSFB)                     Tom Gallagher
Deutsche Bank                                         Vanessa Wilson
Dowling & Partners                                    Len Savage
Fox-Pitt, Kelton                                      Jonathan Joseph
JP Morgan                                             Michelle Giordano
Keefe Bruyette & Woods                                Jukka Lipponen
Langen McAlenney                                      Robert Glasspiegel
Lehman Brothers                                       Eric Berg
Merrill Lynch                                         Edward A. Spehar
Morgan Stanley                                        Nigel Dally
UBS                                                   Andrew Kligerman

SHAREHOLDER INFORMATION

SECURITY LISTINGS
The common stock of The Phoenix Companies, Inc. is traded on the New York Stock Exchange (NYSE) under the symbol "PNX." Our 7.25 percent equity units are traded on the NYSE under the symbol "PNX PrA." Our 7.45 percent bond is traded on the NYSE under the symbol "PFX."

TRANSFER AGENT AND REGISTRAR
For information or assistance regarding your account, please contact our transfer agent and registrar:
   EquiServe Trust Company, N.A. at: Phoenix Shareholder Services
   c/o EquiServe Trust Company, P.O. Box 43076, Providence, RI  02940-3076

Toll-free: 1-800-490-4258   TTY 1-800-336-9449
Fax: 1-781-575-3583, e-mail: phoenix@equiserve.com
Web: phoenix.equiserve.com

FOR MORE INFORMATION
To receive additional information, including financial supplements and Securities and Exchange Commission filings along with access to other shareholder services, visit the Investor Relations Section on our Web site at PhoenixWealthManagement.com or contact our Investor Relations Department at:

                     The Phoenix Companies, Inc.
                     Investor Relations
                     One American Row
                     P.O. Box 5056, Hartford, CT 06102-5056
                     Phone: 1-860-403-7100
                     Fax: 1-860-403-7880
                     e-mail: pnx.ir@PhoenixWealthManagement.com

For more information on our products and services, call your Phoenix representative or visit our Web site at PhoenixWealthManagement.com.

In addition to net income presented in accordance with Generally Accepted Accounting Principles ("GAAP"), Phoenix considers total segment income in evaluating its financial performance. See page 2, Income Statement, for a reconciliation of these measures. Total segment income is an internal performance measure considered by Phoenix in the management of its operations, including its compensation plans and budgeting and planning processes. In addition, management believes that total segment income provides additional insight into the underlying trends in Phoenix's operations.

Total segment income represents net income from continuing operations (which is a GAAP measure) before realized investment gains and losses, and certain other items.

* Net realized investment gains and losses are excluded from segment income because their size and timing are frequently subject to our discretion.

* Certain other items are excluded from segment income because we believe they are not indicative of overall operating trends and are items that management believes are infrequent and material and which result from a business restructuring, a change in regulatory environment, or other unusual circumstances.

Because certain of these items are excluded based on our discretion and involve judgments by management, inconsistencies in their determination may exist and total segment income may differ from similarly titled measures of other companies.

                           THE PHOENIX COMPANIES, INC.
                              FINANCIAL SUPPLEMENT
                            DECEMBER 2003 (UNAUDITED)

                                TABLE OF CONTENTS
                                -----------------

FINANCIAL HIGHLIGHTS........................................................   1
INCOME STATEMENT............................................................   2
LIFE AND ANNUITY EARNINGS SUMMARY...........................................   4
   VARIABLE UNIVERSAL LIFE..................................................   6
   UNIVERSAL LIFE / INTEREST SENSITIVE......................................   8
   LIFE AND PRIVATE PLACEMENT SALES.........................................  10
   ANNUITIES................................................................  12
   ANNUITIES - NET FLOWS AND FUNDS UNDER MANAGEMENT.........................  14
   SUPPLEMENTARY LIFE AND ANNUITY INFORMATION...............................  16
ASSET MANAGEMENT............................................................  18
ASSET MANAGEMENT - NET FLOWS AND ASSETS UNDER MANAGEMENT....................  20
VENTURE CAPITAL SEGMENT.....................................................  22
CORPORATE AND OTHER.........................................................  24
CONSOLIDATED STATEMENT OF INCOME - GAAP FORMAT..............................  26
CONSOLIDATING FOURTH QUARTER 2003 INCOME STATEMENT..........................  28
CONDENSED CONSOLIDATED BALANCE SHEET........................................  29
GENERAL ACCOUNT INVESTMENT PORTFOLIO SUMMARY................................  30
GENERAL ACCOUNT GAAP NET INVESTMENT INCOME YIELDS...........................  31
GENERAL ACCOUNT REALIZED INVESTMENT GAINS AND LOSSES........................  32

THE PHOENIX COMPANIES, INC.
FINANCIAL HIGHLIGHTS
Fourth Quarter 2003 (unaudited)
(amounts in millions, except per share data)

BALANCE SHEET INFORMATION
For the Period Ended:                                                                     December 31,
                                                                -------------------------------------------------------------
                                                                   2003         2002         2001         2000         1999
                                                                ---------    ---------    ---------    ---------    ---------
General Account Invested Assets                                 $17,178.8    $16,760.9    $14,417.2    $12,594.3    $11,592.6
Separate Account Assets                                           6,083.2      4,371.2      5,025.2      5,376.6      5,923.9
Total Assets                                                     27,559.1     25,235.9     22,535.6     20,313.5     20,283.9
Indebtedness                                                        639.0        644.3        599.3        425.1        499.4
Total Stockholders' Equity                                        1,947.8      2,031.7      2,395.7      1,840.9      1,756.0
Total Stockholders' Equity excluding SFAS 115 and
  FIN 46-R adjustments                                            1,925.3      1,937.1      2,317.5      1,820.7      1,731.5

Debt to Total Capitalization                                         24.7%        24.1%        20.0%        18.8%        22.1%
Debt (Excluding Equity Units) to Total Capitalization                18.8%        18.3%

Book Value Per Share (1)                                        $   20.62    $   21.60    $   23.51    $   24.75    $   23.94
Book Value Per Share, excluding SFAS 115 adjustment             $   20.06    $   20.60    $   22.74    $   24.51    $   23.70
Book Value Per Share, excluding SFAS 115 and
  FIN 46-R adjustments                                          $   20.39
Period-end Common (2)                                                94.4         94.0        101.9        105.0        105.0
                                                                =========

-------------------------------------------------------------------------

Indebtedness:
Surplus Notes                                                   $   175.0    $   175.0    $   175.0    $   175.0    $   175.0
Equity Units                                                        153.7        153.7
Senior Unsecured Bonds                                              300.0        300.0        300.0
Interest Rate Swap                                                   10.3         15.6          (.8)
Bank Credit Facility                                                                          125.1        230.0        260.3
Other                                                                                                       20.1         64.1
                                                                ---------    ---------    ---------    ---------    ---------
Total Indebtedness                                              $   639.0    $   644.3    $   599.3    $   425.1    $   499.4
                                                                =========    =========    =========    =========    =========
-------------------------------------------------------------------------

STATUTORY FINANCIAL DATA FOR PHOENIX LIFE INSURANCE COMPANY (3)
Capital and Surplus                                             $   783.9    $   861.0    $ 1,149.8    $ 1,322.8    $ 1,054.1
Asset Valuation Reserve (AVR)                                       179.8        147.0        221.5        559.7        368.7
                                                                ---------    ---------    ---------    ---------    ---------
Capital, Surplus and AVR                                        $   963.7    $ 1,008.0    $ 1,371.3    $ 1,882.5    $ 1,422.8
                                                                =========    =========    =========    =========    =========
Policyholder Dividend Liability                                 $   408.5    $   403.0    $   395.8    $   383.2    $   366.9
Interest Maintenance Reserve                                    $   (30.2)   $    (2.0)   $    11.6    $    (1.4)   $    24.4
Statutory Gain From Operations                                  $    69.7    $    44.5    $   119.9    $   266.4    $   150.2
Statutory Net Income (Loss)                                     $    21.5    $     7.5    $   (13.9)   $   266.1    $   131.3
                                                                ---------

(1) Book value per share prior to June 30, 2001 is pro forma and assumes net proceeds of $807.9 million, payout of cash and policy credits to policyholders of $41.4 million and estimated remaining expenses of $9.0 million and 105.0 million shares outstanding.
(2) Shares outstanding through 2000 are pro forma due to IPO in 2001.
(3) Phoenix Life Insurance Company is required to file statements with state regulatory authorities prepared on an accounting basis prescribed or permitted by such authorities. December 2003 amounts are preliminary.

THE PHOENIX COMPANIES, INC.
FINANCIAL HIGHLIGHTS
Fourth Quarter 2003 (unaudited)
(amounts in millions, except per share data)

INCOME STATEMENT SUMMARY
                                                                                                    December 31,
                                                                                ----------------------------------------------------
                                                                                  2003       2002       2001       2000       1999
                                                                                --------   --------   --------   --------   --------
SEGMENT INCOME
Life Insurance                                                                  $ 103.5    $ 101.0    $  72.0    $  19.6    $  47.2
Annuities                                                                          (4.1)     (20.7)      10.9        4.2       30.8
                                                                                --------   --------   --------   --------   --------
Life and Annuity Segment                                                           99.4       80.3       82.9       23.8       78.0
Asset Management Segment                                                           (8.7)     (69.9)      (8.7)      61.4       60.0
Venture Capital Segment                                                            36.2      (59.3)    (159.6)     277.3      139.9
Corporate and Other Segment                                                       (47.8)     (40.0)     (34.7)     (60.8)     (49.8)
                                                                                --------   --------   --------   --------   --------
Total Segment  Income (Loss), before income taxes                                  79.1      (88.9)    (120.1)     301.7      228.1
Applicable Income Taxes (Benefit)                                                  21.8      (28.5)     (45.4)     101.3       77.8
                                                                                --------   --------   --------   --------   --------
TOTAL SEGMENT INCOME (LOSS)                                                        57.3      (60.4)     (74.7)     200.4      150.3
Net Realized Investment Gains (Losses), after income taxes                        (51.8)     (39.3)     (43.0)      62.0       49.2
Management Restructuring and Early Retirement Costs                                (8.5)     (28.5)     (15.5)                (17.6)
Deferred Policy Acquisition Cost Adjustments                                                  15.1                (141.8)
Expenses of Purchase of PXP Minority Interest                                                           (52.8)
Demutualization Related Items, Net                                                            (1.3)      (2.9)     (24.5)     (11.2)
Other income                                                                        1.3                   5.3        (.1)      (4.5)
                                                                                --------   --------   --------   --------   --------
Income (Loss) from Continuing Operations                                           (1.7)    (114.4)    (183.6)      96.0      166.2
Loss from Discontinued Operations                                                  (2.1)      (1.3)      (2.5)     (12.7)     (77.0)
                                                                                --------   --------   --------   --------   --------
Income (Loss) before Cumulative Effect of Accounting changes                       (3.8)    (115.7)    (186.1)      83.3       89.2
Cumulative Effect of Accounting changes                                           (31.6)    (130.3)     (16.6)
                                                                                --------   --------   --------   --------   --------
NET INCOME (LOSS)                                                               $ (35.4)   $(246.0)   $(202.7)   $  83.3    $  89.2
                                                                                ========   ========   ========   ========   ========
-------------------------------------------------------------------------

EARNINGS PER SHARE
Basic
Weighted-Average Shares Outstanding (1)                                            94.2       97.9      104.6      104.6      104.6
                                                                                --------   --------   --------   --------   --------
Total Segment Income (Loss) Per Share                                           $  0.61    $ (0.62)   $ (0.74)   $  1.90    $  1.40
Net Income (Loss) Per Share                                                     $ (0.38)   $ (2.51)   $ (1.94)   $  0.80    $  0.85
                                                                                --------

Diluted
Weighted-Average Shares Outstanding (1) (2)                                        96.6       97.9      104.6      104.6      104.6
                                                                                --------   --------   --------   --------   --------
Total Segment Income (Loss) Per Share                                           $  0.59    $ (0.62)   $ (0.74)   $  1.90    $  1.40
Net Income (Loss) Per Share                                                     $ (0.38)   $ (2.51)   $ (1.94)   $  0.80    $  0.85
                                                                                --------

(1) Weighted-average shares outstanding through 2001 are pro forma due to Initial Public Offering (IPO) in 2001.
(2) For the twelve months ended December 31, 2003, the weighted average common and equivalent shares outstanding were 96.6 million. For the calculation of net loss per share, common stock equivalents were not included because that would have been anti-dilutive.

THE PHOENIX COMPANIES, INC.
FINANCIAL HIGHLIGHTS
Fourth Quarter 2003 (unaudited)
(amounts in millions, except per share data)

INCOME STATEMENT SUMMARY                                   2002                                            2003
Quarters ended                          ------------------------------------------     --------------------------------------------
                                          March      June     September  December        March       June      September  December
                                        ---------  ---------  ---------  ---------     ---------   ---------   ---------  ---------
SEGMENT INCOME
Life Insurance                          $   26.1   $   27.6   $   17.5   $   29.7      $   23.3    $   29.2    $   24.7   $   26.4
Annuities                                    2.6         .8      (18.9)      (5.0)         (5.3)       (1.4)         .3        2.2
                                        ---------  ---------  ---------  ---------     ---------   ---------   ---------  ---------
Life and Annuity Segment                    28.7       28.4       (1.4)      24.7          18.0        27.8        25.0       28.6
Asset Management Segment                    (1.1)      (2.6)     (67.8)       1.6          (5.8)       (5.7)       (3.1)       5.9
Venture Capital Segment                     (5.0)     (29.9)     (22.0)      (2.3)         23.9         5.8         5.1        1.3
Corporate and Other Segment                 (5.7)      (8.4)     (10.1)     (15.8)        (11.4)      (12.5)      (10.5)     (13.4)
                                        ---------  ---------  ---------  ---------     ---------   ---------   ---------  ---------
Total Segment  Income (Loss),
  before income taxes                       16.9      (12.5)    (101.3)       8.2          24.7        15.4        16.5       22.4
Applicable Income Taxes (Benefit)            3.8       (8.7)     (19.8)      (3.5)          7.5         3.5         4.6        6.1
                                        ---------  ---------  ---------  ---------     ---------   ---------   ---------  ---------
TOTAL SEGMENT INCOME (LOSS)                 13.1       (3.8)     (81.5)      11.7          17.2        11.9        11.9       16.3
Net Realized Investment Gains
  (Losses), after income taxes               1.7      (10.8)      (7.6)     (22.7)        (12.4)      (59.2)        2.5       17.4
Management Restructuring and Early
  Retirement Costs                                    (21.8)      (3.6)      (3.1)         (2.5)       (1.8)                  (4.2)
Deferred Policy Acquisition Cost
  Adjustments                               15.1
Demutualization Related Items, Net           (.7)       (.5)                  (.1)
Other income                                                                                1.3
                                        ---------  ---------  ---------  ---------     ---------   ---------   ---------  ---------
Income (Loss) from Continuing
  Operations                                29.2      (36.9)     (92.7)     (14.2)          3.6       (49.1)       14.4       29.5
Loss from Discontinued Operations            (.3)       (.3)       (.3)       (.3)          (.4)        (.4)        (.4)       (.9)
                                        ---------  ---------  ---------  ---------     ---------   ---------   ---------  ---------
Income (Loss) before Cumulative
  Effect of Accounting changes              28.9      (37.2)     (93.0)     (14.5)          3.2       (49.5)       14.0       28.6
Cumulative Effect of Accounting
  changes                                 (130.3)                                                                            (31.6)
                                        ---------  ---------  ---------  ---------     ---------   ---------   ---------  ---------
NET INCOME (LOSS)                       $ (101.4)  $  (37.2)  $  (93.0)  $  (14.5)     $    3.2    $  (49.5)   $   14.0   $   (3.0)
                                        =========  =========  =========  =========     =========   =========   =========  =========

----------------------------------------


EARNINGS PER SHARE
Basic
Weighted-Average Shares Outstanding (1)    101.2       99.5       96.6       94.2          94.0        94.2        94.3       94.4
                                        ---------  ---------  ---------  ---------     ---------   ---------   ---------  ---------
Total Segment Income (Loss) Per Share   $   0.13   $  (0.04)  $  (0.85)  $   0.12      $   0.18    $   0.13    $   0.13   $   0.17
Net Income (Loss) Per Share             $  (1.00)  $  (0.37)  $  (0.96)  $  (0.15)     $   0.03    $  (0.53)   $   0.15   $  (0.03)
                                                                                                                          ---------

Diluted
Weighted-Average Shares Outstanding (1)    101.2       99.5       96.6       94.7          95.0        94.2        98.3       99.8
                                        ---------  ---------  ---------  ---------     ---------   ---------   ---------  ---------
Total Segment Income (Loss) Per Share   $   0.13   $  (0.04)  $  (0.85)  $   0.12      $   0.18    $   0.13    $   0.12   $   0.16
Net Income (Loss) Per Share             $  (1.00)  $  (0.37)  $  (0.96)  $  (0.15)     $   0.03    $  (0.53)   $   0.14   $  (0.03)
                                                                                                                          ---------


(1) Weighted-average shares outstanding through 2001 are pro forma due to Initial Public Offering (IPO) in 2001.

THE PHOENIX COMPANIES, INC.
LIFE AND ANNUITY EARNINGS SUMMARY
Fourth Quarter 2003 (unaudited)
($ in millions)

SEGMENT INCOME
                                                                                  December 31,
                                                  ------------------------------------------------------------------------------
                                                       2003            2002            2001            2000             1999
                                                  -------------   -------------   -------------   --------------   -------------
Variable Universal Life                            $      35.0     $      35.9     $      30.2     $       20.1     $        .8
Universal Life (1)                                        21.7            26.3            17.4             18.2            19.5
Term Life                                                  3.8             4.7             1.3             (1.0)            1.5
Other Life and Annuity (2)                                 6.9              .8             1.7              4.6             9.8
                                                  -------------   -------------   -------------   --------------   -------------
Total, Non-participating Life                             67.4            67.7            50.6             41.9            31.6
Participating Life                                        36.1            33.3            21.4            (22.3)           15.6
                                                  -------------   -------------   -------------   --------------   -------------
Total, Life Insurance                                    103.5           101.0            72.0             19.6            47.2
Annuities                                                 (4.1)          (20.7)           10.9              4.2            30.8
                                                  -------------   -------------   -------------   --------------   -------------
Segment  Income, before income taxes                      99.4            80.3            82.9             23.8            78.0
Allocated Income Taxes (3)                                31.1            28.0            28.8              9.4            27.0
                                                  -------------   -------------   -------------   --------------   -------------
Segment Income                                     $      68.3     $      52.3     $      54.1     $       14.4     $      51.0
                                                  =============   =============   =============   ==============   =============


(1) Universal Life includes interest sensitive whole life contracts.
(2) Other Life and Annuity includes WS Griffith.
(3) Tax benefits related to tax advantaged investments have been allocated to the Life and Annuity Segment beginning in the quarter ended March 2003.

THE PHOENIX COMPANIES, INC.
LIFE AND ANNUITY EARNINGS SUMMARY
Fourth Quarter 2003 (unaudited)
($ in millions)

SEGMENT INCOME                                          2002                                              2003
                                   ----------------------------------------------     ---------------------------------------------
Quarters ended                       March        June      September   December        March        June     September   December
                                   ---------   ---------    ---------   ---------     ---------   ---------   ---------   ---------
Variable Universal Life             $  10.0     $   8.1      $   7.7     $  10.2       $   6.3     $   9.3     $  10.5     $   9.0
Universal Life (1)                      5.9         8.3          5.0         7.2           4.7         5.6         5.5         5.9
Term Life                               (.5)        1.9          (.8)        4.1            .4         (.8)         .9         3.3
Other Life and Annuity (2)             (1.3)        2.8          (.4)        (.6)          3.1         1.2          .8         1.8
                                   ---------   ---------    ---------   ---------     ---------   ---------   ---------   ---------
Total, Non-participating Life          14.1        21.1         11.5        20.9          14.5        15.3        17.7        20.0
Participating Life                     12.0         6.5          6.0         8.8           8.8        13.9         7.0         6.4
                                   ---------   ---------    ---------   ---------     ---------   ---------   ---------   ---------
Total, Life Insurance                  26.1        27.6         17.5        29.7          23.3        29.2        24.7        26.4
Annuities                               2.6          .8        (18.9)       (5.0)         (5.3)       (1.4)         .3         2.2
                                   ---------   ---------    ---------   ---------     ---------   ---------   ---------   ---------
Segment Income (Loss),
  before income taxes                  28.7        28.4         (1.4)       24.7          18.0        27.8        25.0        28.6
Applicable Income Taxes (3)            10.2        10.1          (.5)        8.4           4.0         8.4        10.7         8.0
                                   ---------   ---------    ---------   ---------     ---------   ---------   ---------   ---------
Segment Income (Loss)               $  18.5     $  18.3      $   (.9)    $  16.3       $  14.0     $  19.4     $  14.3     $  20.6
                                   =========   =========    =========   =========     =========   =========   =========   =========


(1) Universal Life includes interest sensitive whole life contracts.
(2) Other Life and Annuity includes WS Griffith.
(3) Tax benefits related to tax advantaged investments have been allocated to the Life and Annuity Segment beginning in the quarter ended March 2003.

THE PHOENIX COMPANIES, INC.
VARIABLE UNIVERSAL LIFE
Fourth Quarter 2003 (unaudited)
($ in millions)

                                                                                     December 31,
                                                  ----------------------------------------------------------------------------------
                                                       2003             2002             2001             2000             1999
                                                  --------------   --------------   --------------   --------------   --------------
PRE-TAX INCOME
Fees                                               $       30.1     $       31.4     $       29.5     $       24.9     $       22.7
Cost of Insurance (COI)                                    72.1             66.4             60.0             46.2             38.5
Interest Earned                                             5.6              7.0              4.5              5.7              4.7
Surrender Charges                                           6.9              4.4              3.3              3.5              3.0
                                                  --------------   --------------   --------------   --------------   --------------
Total Revenues                                            114.7            109.2             97.3             80.3             68.9
                                                  --------------   --------------   --------------   --------------   --------------
Net Death and Disability Benefits                          23.3             22.9             15.3             15.5             13.4
Incurred Expenses                                          52.8             45.9             48.2             41.6             52.5
Interest Credited                                           3.6              3.7              3.6              3.1              2.2
Minority Interest                                            .0               .8
                                                  --------------   --------------   --------------   --------------   --------------
Total Expenses                                             79.7             73.3             67.1             60.2             68.1
                                                  --------------   --------------   --------------   --------------   --------------
Pre-tax  Income                                            35.0             35.9             30.2             20.1               .8
                                                  ==============   ==============   ==============   ==============   ==============

------------------------------------------------------------------------------------------------------------------------------------

INCURRED EXPENSES
Commissions and Concessions                                21.4             36.6             29.5             34.2             23.1
Controllable Expenses and Other                            44.6             60.8             60.1             57.3             60.3
                                                  --------------   --------------   --------------   --------------   --------------
Total Current Expenses                                     66.0             97.4             89.6             91.5             83.4
Acquisition Costs Deferred                                (33.9)           (68.1)           (65.4)           (56.9)           (42.8)
Acquisition Costs Amortized                                20.8             16.6             24.0              7.0             11.9
                                                  --------------   --------------   --------------   --------------   --------------
Incurred Expenses                                          52.8             45.9             48.2             41.6             52.5
                                                  ==============   ==============   ==============   ==============   ==============

------------------------------------------------------------------------------------------------------------------------------------

FUNDS UNDER MANAGEMENT
Deposits                                                  353.4            465.7            336.1            258.1            204.7
Surrenders                                                (69.4)           (37.6)           (31.2)           (34.0)           (22.2)
Deaths                                                     (1.4)            (1.8)            (1.7)            (1.4)            (1.7)
                                                  --------------   --------------   --------------   --------------   --------------
Net Sales                                                 282.6            426.3            303.2            222.7            180.8
Performance                                               252.1           (149.8)          (194.0)          (128.1)           207.6
Fees                                                      (36.4)           (35.8)           (34.5)           (33.0)           (25.8)
Cost of Insurance                                         (69.8)           (66.4)           (60.0)           (46.2)           (38.5)
Acquisitions                                                                                                                   10.5
                                                  --------------   --------------   --------------   --------------   --------------
Change in Funds Under Management                          428.5            174.3             14.7             15.4            334.6
Beginning Balance                                       1,270.3          1,096.0          1,081.3          1,065.9            731.3
                                                  --------------   --------------   --------------   --------------   --------------
Ending Balance                                          1,698.8          1,270.3          1,096.0          1,081.3          1,065.9
                                                  ==============   ==============   ==============   ==============   ==============

LIFE INSURANCE IN FORCE                            $   24,603.0     $   23,788.2     $   20,436.1     $   17,743.3     $   13,740.3
                                                  ==============   ==============   ==============   ==============   ==============

THE PHOENIX COMPANIES, INC.
VARIABLE UNIVERSAL LIFE
Fourth Quarter 2003 (unaudited)
($ in millions)

                                                        2002                                             2003
Quarters ended                     ----------------------------------------------   -----------------------------------------------
                                     March        June     September    December      March         June     September    December
                                   ----------  ----------  ----------  ----------   ----------   ----------  ----------  ----------
PRE-TAX INCOME
Fees                               $     7.7   $     6.7   $     8.6   $     8.4    $     7.6    $     7.5   $     8.1   $     7.0
Cost of Insurance (COI)                 15.8        15.8        16.6        18.2         17.9         18.1        17.6        18.5
Interest Earned                          1.8         1.7         2.1         1.5          1.6          1.5         1.3         1.2
Surrender Charges                         .8         1.0         1.1         1.5          1.2          1.6         1.8         2.3
                                   ----------  ----------  ----------  ----------   ----------   ----------  ----------  ----------
Total Revenues                          26.1        25.2        28.4        29.6         28.3         28.7        28.7        29.0
                                   ----------  ----------  ----------  ----------   ----------   ----------  ----------  ----------
Net Death and Disability Benefits        4.5         5.3         6.9         6.2          5.0          6.0         5.0         7.3
Incurred Expenses                       10.6        10.8        12.6        11.9         16.1         12.5        12.3        11.9
Interest Credited                         .9          .9         1.0          .9           .9          1.0         1.0          .8
Minority Interest                         .1          .1          .2          .4
                                   ----------  ----------  ----------  ----------   ----------   ----------  ----------  ----------
Total Expenses                          16.1        17.1        20.7        19.4         22.0         19.5        18.3        20.0
                                   ----------  ----------  ----------  ----------   ----------   ----------  ----------  ----------
Pre-tax  Income                         10.0         8.1         7.7        10.2          6.3          9.3        10.5         9.0
                                   ==========  ==========  ==========  ==========   ==========   ==========  ==========  ==========
-----------------------------------------------------------------------------------------------------------------------------------

INCURRED EXPENSES
Commissions and Concessions              8.9         8.6        11.5         7.6          5.2          4.6         4.9         6.7
Controllable Expenses and Other         16.7        18.0        14.4        11.7         11.4         12.3         9.1        11.8
                                   ----------  ----------  ----------  ----------   ----------   ----------  ----------  ----------
Total Current Expenses                  25.6        26.6        25.9        19.3         16.6         16.9        14.0        18.5
Acquisition Costs Deferred             (18.4)      (19.2)      (18.6)      (11.9)        (8.0)        (8.7)       (7.0)      (10.2)
Acquisition Costs Amortized              3.4         3.4         5.3         4.5          7.5          4.3         5.3         3.7
                                   ----------  ----------  ----------  ----------   ----------   ----------  ----------  ----------
Incurred Expenses                       10.6        10.8        12.6        11.9         16.1         12.5        12.3        12.0
                                   ==========  ==========  ==========  ==========   ==========   ==========  ==========  ==========
-----------------------------------------------------------------------------------------------------------------------------------

FUNDS UNDER MANAGEMENT
Deposits                                91.2        81.3       133.6       159.6         71.8         62.0       137.4        82.2
Surrenders                              (6.3)       (9.5)       (7.1)      (14.7)       (13.7)       (11.5)      (25.4)      (18.8)
Deaths                                   (.6)        (.6)        (.3)        (.3)         (.2)         (.1)        (.5)        (.6)
                                   ----------  ----------  ----------  ----------   ----------   ----------  ----------  ----------
Net Sales                               84.3        71.2       126.2       144.6         57.9         50.4       111.5        62.8
Performance                             (4.5)      (79.6)     (109.5)       43.8         (8.5)       110.4        52.0        98.2
Fees                                    (9.2)       (8.4)       (8.9)       (9.3)        (8.4)        (7.9)      (10.0)      (10.1)
Cost of Insurance                      (15.8)      (15.8)      (16.6)      (18.2)       (17.9)       (16.8)      (17.2)      (17.9)
                                   ----------  ----------  ----------  ----------   ----------   ----------  ----------  ----------
Change in Funds Under Management        54.8       (32.6)       (8.8)      160.9         23.1        136.1       136.3       133.0
Beginning Balance                    1,096.0     1,150.8     1,118.2     1,109.4      1,270.3      1,293.5     1,429.6     1,565.9
                                   ----------  ----------  ----------  ----------   ----------   ----------  ----------  ----------
Ending Balance                       1,150.8     1,118.2     1,109.4     1,270.3      1,293.4      1,429.6     1,565.9     1,698.9
                                   ==========  ==========  ==========  ==========   ==========   ==========  ==========  ==========
LIFE INSURANCE IN FORCE            $21,136.1   $22,168.9   $22,719.1   $23,788.2    $23,744.4    $24,096.1   $24,366.4   $24,603.0
                                   ==========  ==========  ==========  ==========   ==========   ==========  ==========  ==========

THE PHOENIX COMPANIES, INC.
UNIVERSAL LIFE / INTEREST SENSITIVE
Fourth Quarter 2003 (unaudited)
($ in millions)

                                                                                     December 31,
                                                  ----------------------------------------------------------------------------------
                                                       2003             2002             2001             2000             1999
                                                  --------------   --------------   --------------   --------------   --------------
PRE-TAX INCOME
Fees                                               $       17.3     $       11.9     $        8.6     $        8.4     $        7.6
Cost of Insurance                                          78.9             71.6             66.2             64.8             64.2
Interest Earned                                            98.3            108.4            111.9            108.7            112.0
Surrender Charges                                           2.5              3.9              4.0              5.5              7.2
                                                  --------------   --------------   --------------   --------------   --------------
Total Revenues                                            196.9            195.8            190.7            187.4            191.0
                                                  --------------   --------------   --------------   --------------   --------------
Net Death Benefits and Supplemental Benefits               51.2             39.5             48.3             45.4             41.8
Incurred Expenses                                          46.0             44.3             34.6             32.5             35.0
Interest Credited                                          78.0             85.7             90.4             91.3             94.7
                                                  --------------   --------------   --------------   --------------   --------------
Total Expenses                                            175.2            169.5            173.3            169.2            171.5
                                                  --------------   --------------   --------------   --------------   --------------
Pre-tax Income                                             21.7             26.3             17.4             18.2             19.5
                                                  ==============   ==============   ==============   ==============   ==============

------------------------------------------------------------------------------------------------------------------------------------

INCURRED EXPENSES

Commissions                                                28.2             15.2              9.8              5.8              5.8
Controllable Expenses                                      75.0             52.6             32.1             23.7             19.7
                                                  --------------   --------------   --------------   --------------   --------------
Total Current Expenses                                    103.2             67.8             41.9             29.5             25.5
Acquisition Cost Deferred                                 (74.9)           (40.2)           (20.0)            (8.7)            (7.3)
Acquisition Cost Amortized                                 17.7             16.7             12.7             11.7             16.8
                                                  --------------   --------------   --------------   --------------   --------------
Incurred Expenses                                          46.0             44.3             34.6             32.5             35.0
                                                  ==============   ==============   ==============   ==============   ==============

------------------------------------------------------------------------------------------------------------------------------------

FUNDS UNDER MANAGEMENT

Deposits                                                  217.8            149.3            104.6             90.9             97.2
Surrenders                                               (118.6)          (107.4)           (99.0)          (108.2)          (158.5)
Deaths                                                    (19.4)           (25.0)           (18.5)           (20.9)           (20.2)
                                                  --------------   --------------   --------------   --------------   --------------
Net Sales                                                  79.8             16.9            (12.9)           (38.2)           (81.5)
Interest Credited                                          78.0             85.8             90.4             91.3             94.7
Fees                                                      (24.9)           (16.7)           (10.5)            (6.2)            (4.6)
Cost of Insurance                                         (78.9)           (71.6)           (66.2)           (64.8)           (64.2)
                                                  --------------   --------------   --------------   --------------   --------------
Change in Funds Under Management                           54.0             14.4               .8            (17.9)           (55.6)
Beginning Balance                                       1,510.0          1,495.6          1,494.8          1,512.7          1,568.3
                                                  --------------   --------------   --------------   --------------   --------------
Ending Fund Balance                                     1,564.0          1,510.0          1,495.6          1,494.8          1,512.7
                                                  ==============   ==============   ==============   ==============   ==============
LIFE INSURANCE IN FORCE                            $   12,830.3     $   10,476.7     $    9,465.6     $    9,644.2     $    9,955.7
                                                  ==============   ==============   ==============   ==============   ==============

THE PHOENIX COMPANIES, INC.
UNIVERSAL LIFE / INTEREST SENSITIVE
Fourth Quarter 2003 (unaudited)
($ in millions)

PRE-TAX INCOME                                          2002                                             2003
Quarter ended                      ----------------------------------------------   -----------------------------------------------
                                     March        June     September    December      March         June     September    December
                                   ----------  ----------  ----------  ----------   ----------   ----------  ----------  ----------
Fees                               $     2.6   $     2.7   $     2.9   $     3.7    $     4.0    $     2.9   $     4.6   $     5.8
Cost of Insurance                       17.2        17.7        17.9        18.8         18.8         19.3        19.7        21.0
Interest Earned                         26.4        27.9        26.8        27.3         24.7         24.6        24.5        24.4
Surrender Charges                        1.2         1.4          .8          .5           .7           .6          .6          .6
                                   ----------  ----------  ----------  ----------   ----------   ----------  ----------  ----------
Total Revenues                          47.4        49.7        48.4        50.3         48.2         47.4        49.4        51.8
                                   ----------  ----------  ----------  ----------   ----------   ----------  ----------  ----------
Net Death Benefits and
  Supplemental Benefits                 10.1         9.6        10.6         9.1         12.3          9.2        14.0        15.7
Incurred Expenses                        9.9        10.3        11.5        12.6         11.0         12.3        11.6        11.1
Interest Credited                       21.5        21.5        21.3        21.4         20.2         20.3        18.4        19.1
                                   ----------  ----------  ----------  ----------   ----------   ----------  ----------  ----------
Total Expenses                          41.5        41.4        43.4        43.1         43.5         41.8        43.9        45.9
                                   ----------  ----------  ----------  ----------   ----------   ----------  ----------  ----------
Pre-tax Income                           5.9         8.3         5.0         7.2          4.7          5.6         5.5         5.9
                                   ==========  ==========  ==========  ==========   ==========   ==========  ==========  ==========

------------------------------------------------------------------------------------------------------------------------------------

INCURRED EXPENSES

Commissions                              2.0         3.1         3.7         6.4          6.2          4.3         6.9        10.8
Controllable Expenses                    9.6        10.5        12.6        19.9         16.0         18.6        17.9        22.5
                                   ----------  ----------  ----------  ----------   ----------   ----------  ----------  ----------
Total Current Expenses                  11.6        13.6        16.3        26.3         22.2         22.8        24.8        33.4
Acquisition Cost Deferred               (5.8)       (7.2)      (10.0)      (17.2)       (15.3)       (15.0)      (18.2)      (26.4)
Acquisition Cost Amortized               4.1         3.9         5.2         3.5          4.1          4.5         5.0         4.1
                                   ----------  ----------  ----------  ----------   ----------   ----------  ----------  ----------
Incurred Expenses                        9.9        10.3        11.5        12.6         11.0         12.3        11.6        11.1
                                   ==========  ==========  ==========  ==========   ==========   ==========  ==========  ==========

------------------------------------------------------------------------------------------------------------------------------------

FUNDS UNDER MANAGEMENT

Deposits                                31.6        34.9        33.3        49.5         45.6         41.2        56.3        74.7
Surrenders                             (25.0)      (30.2)      (26.7)      (25.5)       (30.9)       (27.3)      (27.6)      (32.8)
Deaths                                  (7.3)       (2.2)      (12.9)       (2.6)        (5.9)        (3.1)       (5.6)       (4.8)
                                   ----------  ----------  ----------  ----------   ----------   ----------  ----------  ----------
Net Sales                                (.7)        2.5        (6.3)       21.4          8.8         10.8        23.1        37.1
Interest Credited                       21.5        21.5        21.3        21.5         20.2         20.3        18.4        19.1
Fees                                    (3.1)       (3.4)       (4.4)       (5.8)        (5.5)        (4.2)       (6.1)       (9.1)
Cost of Insurance                      (17.2)      (17.7)      (17.9)      (18.8)       (18.8)       (19.3)      (19.8)      (21.0)
                                   ----------  ----------  ----------  ----------   ----------   ----------  ----------  ----------
Change in Funds Under Management          .5         2.9        (7.3)       18.3          4.7          7.6        15.6        26.1
Beginning Balance                    1,495.6     1,496.1     1,499.0     1,491.7      1,510.0      1,514.7     1,522.3     1,537.9
                                   ----------  ----------  ----------  ----------   ----------   ----------  ----------  ----------
Ending Fund Balance                  1,496.1     1,499.0     1,491.7     1,510.0      1,514.7      1,522.3     1,537.9     1,564.0
                                   ==========  ==========  ==========  ==========   ==========   ==========  ==========  ==========

LIFE INSURANCE IN FORCE            $ 9,683.1   $ 9,719.2   $ 9,907.3   $10,476.7    $10,914.9    $11,270.5   $11,763.7   $12,830.3
                                   ==========  ==========  ==========  ==========   ==========   ==========  ==========  ==========

THE PHOENIX COMPANIES, INC.
LIFE AND PRIVATE PLACEMENT SALES
Fourth Quarter 2003 (unaudited)
($ in millions)

LIFE INSURANCE SALES
                                                                                     December 31,
                                                  --------------------------------------------------------------------------------
                                                       2003             2002             2001             2000             1999
                                                  --------------   --------------   --------------   -------------  --------------
WHOLESALER CHANNEL
Variable Universal Life                            $       30.1     $       62.5     $       53.8     $      61.1    $       44.8
Universal Life/Interest Sensitive                          67.5             36.9             14.5             8.0             7.6
Term Life                                                  19.2             15.1             11.4            14.6            10.5
Participating Whole Life                                     .6              4.8              9.7            22.6            35.7
                                                  --------------   --------------   --------------   -------------  --------------
Life Insurance Annualized Premium (1)                     117.4            119.3             89.4           106.3            98.6
                                                  ==============   ==============   ==============   =============  ==============
Variable Universal Life                                    20.1             25.1             49.7            46.2            63.2
Universal Life/Interest Sensitive                          61.6             29.9             14.5             1.8              .3
Participating Whole Life                                                      .8              2.4             5.4            24.4
                                                  --------------   --------------   --------------   -------------  --------------
Life Insurance Single Premium                              81.7             55.8             66.6            53.4            87.9
                                                  ==============   ==============   ==============   =============  ==============
Variable Universal Life                                    50.1             87.6            103.5           107.3           108.0
Universal Life/Interest Sensitive                         129.2             66.8             29.0             9.8             7.9
Term Life                                                  19.2             15.1             11.4            14.6            10.5
Participating Whole Life                                     .7              5.6             12.1            28.0            60.1
                                                  --------------   --------------   --------------   -------------  --------------
Total Wholesaler Life Insurance Premium            $      199.2     $      175.1     $      156.0     $     159.7    $      186.5
                                                  ==============   ==============   ==============   =============  ==============
PRIVATE PLACEMENT LIFE AND ANNUITY DEPOSITS
Variable Universal Life (annualized and single)    $      149.5     $      222.5     $       83.7     $      34.9
Annuity                                                   394.9            142.6            164.0           109.6
                                                  --------------   --------------   --------------   -------------
Total Private Placement Life and Annuity Deposits  $      544.4     $      365.1     $      247.7     $     144.5
                                                  ==============   ==============   ==============   =============

PRIVATE PLACEMENT FUNDS UNDER MANAGEMENT           $    1,535.5     $      864.7     $      494.1     $     290.0
                                                  ==============   ==============   ==============   =============

(1) Annualized Premium represents first year premiums on an annual basis. Total Premium represents Annualized and Single premiums.

THE PHOENIX COMPANIES, INC.
LIFE AND PRIVATE PLACEMENT SALES
Fourth Quarter 2003 (unaudited)
($ in millions)

LIFE INSURANCE SALES                                         2002                                          2003
Quarters ended                              ---------------------------------------    ---------------------------------------------
                                              March     June    September  December      March      June      September   December
                                            --------- --------- --------- ---------    --------- ----------- ----------- -----------
WHOLESALER CHANNEL
Variable Universal Life                      $  22.3   $  16.0   $  11.3   $  12.9      $   6.3   $     7.0   $     5.7   $    11.1
Universal Life/Interest Sensitive                8.0       3.6       6.9      18.4         11.9        10.8        14.1        30.7
Term Life                                        2.7       3.3       3.7       5.3          4.5         4.8         4.8         5.2
Participating Whole Life                         1.1       1.6        .7       1.4           .6
                                            --------- --------- --------- ---------    --------- ----------- ----------- -----------
Life Insurance Annualized Premium (1)           34.1      24.5      22.6      38.0         23.3        22.6        24.6        47.0
                                            ========= ========= ========= =========    ========= =========== =========== ===========
Variable Universal Life                          4.9       6.8       6.9       6.5          4.1         7.1         3.2         5.6
Universal Life/Interest Sensitive                2.7       6.7       6.1      14.5          7.2         8.3        20.3        25.8
Participating Whole Life                          .4        .3                  .1
                                            --------- --------- --------- ---------    --------- ----------- ----------- -----------
Life Insurance Single Premium                    8.0      13.8      13.0      21.1         11.3        15.4        23.5        31.4
                                            ========= ========= ========= =========    ========= =========== =========== ===========
Variable Universal Life                         27.2      22.8      18.2      19.4         10.4        14.1         8.9        16.7
Universal Life/Interest Sensitive               10.7      10.3      13.0      32.9         19.1        19.1        34.4        56.5
Term Life                                        2.7       3.3       3.7       5.3          4.5         4.8         4.8         5.2
Participating Whole Life                         1.5       1.9        .7       1.5           .6
                                            --------- --------- --------- ---------    --------- ----------- ----------- -----------
Total Wholesaler Life Insurance Premium      $  42.1   $  38.3   $  35.6   $  59.1      $  34.6   $    38.0   $    48.1   $    78.4
                                            ========= ========= ========= =========    ========= =========== =========== ===========
PRIVATE PLACEMENT LIFE AND ANNUITY DEPOSITS
Variable Universal Life
  (annualized and single)                       19.8      23.5      72.7     106.5         19.7        13.8        90.3        25.7
Annuity                                        126.7       2.9       6.4       6.6         30.8       113.6       227.8        22.8
                                            --------- --------- --------- ---------    --------- ----------- ----------- -----------
Total Private Placement Life and
  Annuity Deposits                           $ 146.5   $  26.4   $  79.1   $ 113.1      $  50.5   $   127.4   $   318.1   $    48.5
                                            ========= ========= ========= =========    ========= =========== =========== ===========

PRIVATE PLACEMENT FUNDS UNDER MANAGEMENT     $ 627.6   $ 667.0   $ 769.0   $ 864.7      $ 946.0   $ 1,091.3   $ 1,385.3   $ 1,535.5
                                            ========= ========= ========= =========    ========= =========== =========== ===========

(1) Annualized Premium represents first year premiums on an annual basis. Total Premium represents Annualized and Single premiums.

THE PHOENIX COMPANIES, INC.
ANNUITIES
Fourth Quarter 2003 (unaudited)
($ in millions)

                                                                                     December 31,
                                                  ----------------------------------------------------------------------------------
                                                       2003             2002             2001             2000             1999
                                                  --------------   --------------   --------------   --------------   --------------
PRE-TAX INCOME
Fees                                               $       56.9     $       57.1     $       64.6     $       78.2     $       71.9
Interest Earned                                           139.4             98.3             40.3             16.3             13.7
Surrender Charges                                           7.4              6.6              3.9              5.1              5.5
                                                  --------------   --------------   --------------   --------------   --------------
Total Revenues                                            203.7            162.0            108.8             99.6             91.1
                                                  --------------   --------------   --------------   --------------   --------------
Policy Benefits and Change in Reserves
Mortality Cost                                              4.3             10.9              4.3              3.0              2.7
Incurred Expenses                                          77.3             79.8             54.4             77.3             48.9
Interest Credited                                         126.2             92.0             39.2             15.1              8.7
                                                  --------------   --------------   --------------   --------------   --------------
Total Expenses                                            207.8            182.7             97.9             95.4             60.3
                                                  --------------   --------------   --------------   --------------   --------------
Pre-tax Income (Loss)                                      (4.1)           (20.7)            10.9              4.2             30.8
                                                  ==============   ==============   ==============   ==============   ==============

------------------------------------------------------------------------------------------------------------------------------------

INCURRED EXPENSES
Commissions/Concessions                                    51.1             81.3             44.0             29.2             14.5
Controllable Expenses                                      65.3             66.5             75.2             54.1             32.4
                                                  --------------   --------------   --------------   --------------   --------------
Total Current Expenses                                    116.4            147.8            119.2             83.2             46.9
Acquisition Cost Deferred                                 (65.5)          (102.9)           (83.8)           (43.0)           (21.1)
Acquisition Cost Amortized                                 26.4             34.9             19.0             37.0             23.1
                                                  --------------   --------------   --------------   --------------   --------------
Incurred Expenses                                  $       77.3     $       79.8     $       54.4     $       77.3     $       48.9
                                                  ==============   ==============   ==============   ==============   ==============

THE PHOENIX COMPANIES, INC.
ANNUITIES
Fourth Quarter 2003 (unaudited)
($ in millions)

PRE-TAX INCOME                                                 2002                                         2003
Quarters ended                              ------------------------------------------    ------------------------------------------
                                              March      June     September   December      March      June     September   December
                                            ---------  ---------  ---------  ---------    ---------  ---------  ---------  ---------
Fees                                         $  15.2    $  14.4    $  14.0    $  13.5      $  12.8    $  13.3    $  15.0    $  15.7
Interest Earned                                 16.6       22.8       30.3       28.6         34.1       34.1       35.9       35.4
Surrender Charges                                1.1        1.2        2.3        2.0          1.5        1.4        1.8        2.6
                                            ---------  ---------  ---------  ---------    ---------  ---------  ---------  ---------
Total Revenues                                  32.9       38.4       46.6       44.1         48.4       48.8       52.7       53.7
                                            ---------  ---------  ---------  ---------    ---------  ---------  ---------  ---------

Policy Benefits and Change in Reserves
Mortality Cost                                   2.0        1.9        5.2        1.7          2.8                   1.8        (.3)
Incurred Expenses                               13.1       16.5       31.0       19.2         19.4       20.0       17.9       19.9
Interest Credited                               15.3       19.2       29.3       28.2         31.5       30.2       32.7       31.9
                                            ---------  ---------  ---------  ---------    ---------  ---------  ---------  ---------
Total Expenses                                  30.4       37.6       65.5       49.1         53.7       50.3       52.4       51.5
                                            ---------  ---------  ---------  ---------    ---------  ---------  ---------  ---------
Pre-tax Income (Loss)                            2.6         .8      (18.9)      (5.0)        (5.3)      (1.4)        .3        2.2
                                            =========  =========  =========  =========    =========  =========  =========  =========

-----------------------------------------------------------------------------------------------------------------------------------

INCURRED EXPENSES
Commissions/Concessions                         11.4       17.5       44.1        8.3         16.7       11.6       11.5       11.3
Controllable Expenses                           16.3       16.7       16.1       17.4         18.0       16.3       14.8       16.2
                                            ---------  ---------  ---------  ---------    ---------  ---------  ---------  ---------
Total Current Expenses                          27.7       34.2       60.2       25.7         34.7       27.9       26.3       27.5
Acquisition Cost Deferred                      (18.9)     (24.6)     (48.5)     (10.9)       (24.7)     (14.0)     (14.7)     (12.2)
Acquisition Cost Amortized                       4.3        6.9       19.3        4.4          9.4        6.1        6.3        4.6
                                            ---------  ---------  ---------  ---------    ---------  ---------  ---------  ---------
Incurred Expenses                            $  13.1    $  16.5    $  31.0    $  19.2      $  19.4    $  20.0    $  17.9    $  19.9
                                            =========  =========  =========  =========    =========  =========  =========  =========

THE PHOENIX COMPANIES, INC.
ANNUITIES NET FLOWS AND FUNDS UNDER MANAGEMENT
Fourth Quarter 2003 (unaudited)
($ in millions)

FUNDS UNDER MANAGEMENT
                                                                                     December 31,
                                                  ----------------------------------------------------------------------------------
                                                       2003             2002             2001             2000             1999
                                                  --------------   --------------   --------------   --------------   --------------
Annuities
Deposits                                           $    1,428.1     $    2,258.4     $    1,492.9     $      687.0     $      377.4
Surrenders                                               (854.9)          (736.7)          (482.3)          (608.5)          (618.1)
                                                  --------------   --------------   --------------   --------------   --------------
Net Sales                                                 573.2          1,521.7          1,010.6             78.5           (240.7)
Performance and Interest Credited                         865.3           (338.0)          (563.1)          (415.2)           991.1
Fees                                                      (57.7)           (58.8)           (67.3)           (78.2)           (71.9)
Deaths                                                    (70.4)           (40.6)           (34.3)           (24.9)           (22.0)
Acquisitions                                                                                                                  114.9
                                                  --------------   --------------   --------------   --------------   --------------
Change in Funds Under Management                        1,310.4          1,084.3            345.9           (439.8)           771.4
Beginning Balance                                       5,833.4          4,749.1          4,403.2          4,843.0          4,072.3
                                                  --------------   --------------   --------------   --------------   --------------
Ending Balance                                     $    7,143.8     $    5,833.4     $    4,749.1     $    4,403.2     $    4,843.7
                                                  ==============   ==============   ==============   ==============   ==============


VA Funds in Guaranteed Interest Accounts (1)       $    2,067.4     $    2,159.3     $      955.0     $      333.5     $      210.9
                                                  ==============   ==============   ==============   ==============   ==============

Fixed Annuities (1)                                $    1,056.9     $      737.2     $      267.3
                                                  ==============   ==============   ==============

(1) Amounts are included in the annuities funds under management table above.

THE PHOENIX COMPANIES, INC.
ANNUITIES NET FLOWS AND FUNDS UNDER MANAGEMENT
Fourth Quarter 2003 (unaudited)
($ in millions)

FUNDS UNDER MANAGEMENT                                           2002                                       2003
Quarters ended                                ------------------------------------------  ------------------------------------------
                                                March      June     September   December    March      June     September   December
                                              ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
Annuities
Deposits                                      $  575.4   $  661.0   $  804.2   $  217.8   $  432.1   $  371.0   $  452.1   $  172.9
Surrenders                                      (127.0)    (189.4)    (180.5)    (239.8)    (231.6)    (195.1)    (214.6)    (213.6)
                                              ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
Net Sales                                        448.4      471.6      623.7      (22.0)     200.5      175.9      237.5      (40.7)
Performance and Interest Credited                 (1.4)    (219.0)    (294.7)     177.1       20.2      351.4      140.1      353.6
Fees                                             (15.9)     (15.7)     (13.8)     (13.4)     (11.5)     (15.4)     (14.4)     (16.4)
Deaths                                            (7.2)      (9.0)     (11.4)     (13.0)     (22.6)     (13.0)     (16.7)     (18.1)
                                              ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
Change in Funds Under Management                 423.9      227.9      303.8      128.7      186.6      498.9      346.5      278.4
Beginning Balance                              4,749.1    5,173.0    5,400.9    5,704.7    5,833.4    6,020.0    6,518.9    6,865.4
                                              ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
Ending Balance                                $5,173.0   $5,400.9   $5,704.7   $5,833.4   $6,020.0   $6,518.9   $6,865.4   $7,143.8
                                              =========  =========  =========  =========  =========  =========  =========  =========

VA Funds in Guaranteed Interest Accounts (1)  $1,179.5   $1,534.2   $2,118.1   $2,159.3   $2,224.8   $2,210.5   $2,155.5   $2,067.4
                                              =========  =========  =========  =========  =========  =========  =========  =========

Fixed Annuities (1)                           $  378.1   $  559.7   $  706.6   $  737.2   $  921.4   $1,002.2   $1,055.7   $1,056.9
                                              =========  =========  =========  =========  =========  =========  =========  =========

(1) Amounts are included in the annuities funds under management table above.

THE PHOENIX COMPANIES, INC.
SUPPLEMENTARY LIFE AND ANNUITY INFORMATION

Fourth Quarter 2003 (unaudited)
($ in millions)

                                                                                     December 31,
                                                  ----------------------------------------------------------------------------------
                                                       2003             2002             2001             2000             1999
                                                  --------------   --------------   --------------   --------------   --------------
DEFERRED ACQUISITION COSTS
Variable Universal Life                            $      329.3     $      310.4     $      252.8     $      211.4     $      161.5
Universal Life                                            219.2            163.1            134.7            127.4            130.4
Variable Annuities                                        289.0            264.9            211.4            147.0            141.0
Fixed Annuities                                            45.2             26.3               .4
Participating                                             551.0            554.6            517.4            554.8            786.6
Other                                                      28.1             21.2             17.5             17.4             21.7
Adjustment for Unrealized Gains and Losses                (94.1)          (106.4)           (10.5)           (39.0)            77.6
                                                  --------------   --------------   --------------   --------------   --------------
Total                                              $    1,367.7     $    1,234.1     $    1,123.7     $    1,019.0     $    1,318.8
                                                  ==============   ==============   ==============   ==============   ==============

------------------------------------------------------------------------------------------------------------------------------------

VARIABLE ANNUITY GUARANTEED MINIMUM DEATH BENEFITS
Death Benefit in Excess of Fund Value              $      616.9     $    1,148.4
Death Benefit in Excess of Fund Value,
  Net of Reinsurance                                      183.0            234.9
Statutory Reserve                                          17.3             15.8
GAAP Reserve                                                7.8              8.7
                                                  ==============   ==============

THE PHOENIX COMPANIES, INC.
SUPPLEMENTARY LIFE AND ANNUITY INFORMATION
Fourth Quarter 2003 (unaudited)
($ in millions)

                                                             2002                                          2003
                                         --------------------------------------------  --------------------------------------------
Quarters ended                             March       June    September   December      March       June    September   December
                                         ---------- ---------- ---------- -----------  ---------- ---------- ---------- -----------
DEFERRED ACQUISITION COSTS
Variable Universal Life                  $   268.6  $   284.3  $   303.0  $    310.4   $   310.9  $   315.4  $   323.5  $    329.3
Universal Life                               139.1      142.4      147.2       163.1       172.6      183.4      196.7       219.2
Variable Annuities                           219.5      230.9      267.6       264.9       271.2      277.5      288.9       289.0
Fixed Annuities                                6.1       12.4       17.0        26.3        35.3       36.8       37.2        45.2
Participating                                544.8      557.5      555.6       554.6       556.4      549.9      551.2       551.0
Other                                         17.7       18.8       19.8        21.2        22.6       24.4       26.4        28.1
Adjustment for Unrealized
  Investment Gains and Losses                 (3.9)     (34.3)     (74.9)     (106.4)      (99.0)    (139.4)     (88.2)      (94.1)
                                         ---------- ---------- ---------- -----------  ---------- ---------- ---------- -----------

Total                                    $ 1,191.9  $ 1,212.0  $ 1,235.3  $  1,234.1   $ 1,270.0  $ 1,248.0  $ 1,335.6  $  1,367.7
                                         ========== ========== ========== ===========  ========== ========== ========== ===========

-----------------------------------------------------------------------------------------------------------------------------------

VARIABLE ANNUITY GUARANTEED
  MINIMUM DEATH BENEFITS

Death Benefit in Excess
  of Fund Value                          $   337.5  $   440.8  $   822.5  $ 1,148.4    $ 1,188.4  $   898.6  $   797.0  $    616.9
Death Benefit in Excess of Fund Value,
  Net of Reinsurance                           5.7       10.3      214.0      234.9        242.3      178.7      161.1       183.0
Statutory Reserve                              5.3        6.0       16.6       15.8         16.1       12.9       19.2        17.3
GAAP Reserve                                    .3         .5        8.1        8.7          9.2        7.9        8.1         7.8
                                         ========== ========== ========== ==========   ========== ========== ========== ===========

THE PHOENIX COMPANIES, INC.
ASSET MANAGEMENT
Fourth Quarter 2003 (unaudited)
($ in millions)

SEGMENT INCOME

                                                                          December 31,
                                        ------------------------------------------------------------------------------
                                             2003             2002            2001           2000            1999
                                        -------------    -------------   -------------   -------------   -------------
Investment Management Fees               $     213.7      $     227.4     $     221.6     $     282.1     $     247.0
Mutual Funds - Ancillary Fees                   18.4             20.4            24.3            32.4            31.7
Other Revenue                                    9.3             10.2            12.9             8.8             4.7
                                        -------------    -------------   -------------   -------------   -------------
Total Revenues                                 241.4            258.0           258.8           323.3           283.4
                                        -------------    -------------   -------------   -------------   -------------
Employment Expenses                            135.2            140.5           130.0           137.4           114.0
Other Operating Expenses                        72.2             77.7            83.2            79.9            69.7
Amortization of Intangibles                     33.2             32.5            49.0            31.8            30.3
Intangible Asset Impairments                                     66.3
                                        -------------    -------------   -------------   -------------   -------------
Total Operating Expenses                       240.6            317.0           262.2           249.1           214.0
                                        -------------    -------------   -------------   -------------   -------------
Management Income (Loss)                          .8            (59.0)           (3.4)           74.2            69.4
Other Income (Expense) - Net                     2.5              1.0             1.6             3.7             4.0
Minority Interest                              (12.0)           (11.9)           (6.9)          (16.5)          (13.4)
                                        -------------    -------------   -------------   -------------   -------------
Segment Income, before income taxes             (8.7)           (69.9)           (8.7)           61.4            60.0
Applicable Income taxes (Benefit)               (3.3)            (6.0)            2.6            32.0            28.9
                                        -------------    -------------   -------------   -------------   -------------
Segment Income (Loss)                    $      (5.4)     $     (63.9)    $     (11.3)    $      29.4     $      31.1
                                        =============    =============   =============   =============   =============

----------------------------------------------------------------------------------------------------------------------

THE PHOENIX COMPANIES, INC.
ASSET MANAGEMENT
Fourth Quarter 2003 (unaudited)
($ in millions)

SEGMENT INCOME                                             2002                                            2003
                                      ----------------------------------------------- ----------------------------------------------
Quarters ended                           March       June     September    December     March        June     September    December
                                      ----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------
Investment Management Fees            $    59.2   $    61.8   $    55.6   $    50.8   $    48.7   $    49.4   $    53.6   $    62.0
Mutual Funds - Ancillary Fees               5.4         5.3         4.9         4.8         4.4         4.7         4.3         5.0
Other Revenue                               2.4         2.7         2.3         2.8         1.6         2.2         2.7         2.8
                                      ----------  ----------  ----------  ----------  ----------  ----------- ----------  ----------
Total Revenues                             67.0        69.8        62.8        58.4        54.7        56.3        60.6        69.8
                                      ----------  ----------  ----------  ----------  ----------  ----------- ----------  ----------

Employment Expenses                        38.2        40.7        32.1        28.8        30.7        34.6        34.9        35.0
Other Operating Expenses                   18.9        21.0        20.5        18.0        19.5        17.7        18.2        16.8
Amortization of Intangibles                 8.1         7.8         8.7         7.9         8.4         8.2         8.3         8.3
Intangible Asset Impairments                                      66.3
                                      ----------  ----------  ----------  ----------  ----------  ----------- ----------  ----------
Total Operating Expenses                   65.2        69.5       127.6        54.7        58.6        60.5        61.4        60.1
                                      ----------  ----------  ----------  ----------  ----------  ----------- ----------  ----------

Management Income (Loss)                    1.8          .3       (64.8)        3.7        (3.9)       (4.2)       (0.8)        9.7
Other Income (Expense) - Net                             .4          .1          .5          .9          .4          .6          .6
Minority Interest                          (2.9)       (3.3)       (3.1)       (2.6)       (2.8)       (1.9)       (2.9)       (4.4)
                                      ----------  ----------  ----------  ----------  ----------  ----------- ----------  ----------
Segment Income, before income taxes        (1.1)       (2.6)      (67.8)        1.6        (5.8)       (5.7)       (3.1)        5.9
Applicable Income Taxes (Benefit)           (.5)       (1.4)       (5.2)        1.1        (2.1)       (2.3)       (1.2)        2.3
                                      ----------  ----------  ----------  ----------  ----------  ----------- ----------  ----------
Segment Income (Loss)                 $     (.6)  $    (1.2)  $   (62.6)  $      .5   $    (3.7)  $    (3.4)  $    (1.9)  $     3.6
                                      ==========  ==========  ==========  ==========  ==========  ==========  ==========  ==========

------------------------------------------------------------------------------------------------------------------------------------

THE PHOENIX COMPANIES, INC.
ASSET MANAGEMENT NET FLOWS AND ASSETS UNDER MANAGEMENT
Fourth Quarter 2003 (unaudited)
($ in millions)

                                                                                         December 31,
                                                              -------------------------------------------------------------------
                                                                  2003         2002          2001          2000          1999
                                                              -----------   -----------   -----------   -----------   -----------
PRIVATE CLIENT PRODUCTS:
Managed Accounts
Inflows                                                       $  2,268.0    $  4,421.2    $  2,721.9    $  3,869.4    $  2,143.2
Outflows                                                        (2,656.6)     (2,716.3)     (2,546.4)     (1,619.8)     (1,034.3)
                                                              -----------   -----------   -----------   -----------   -----------
Net Flows                                                         (388.6)      1,704.9         175.5       2,249.6       1,108.9
Performance                                                      2,867.8      (3,278.3)     (3,545.8)     (2,859.1)      1,939.0
Acquisitions (Divestitures)                                                    5,914.3         748.5        (130.0)        433.0
                                                              -----------   -----------   -----------   -----------   -----------
Change in Assets Under Management                                2,479.2       4,340.9      (2,621.8)       (739.5)      3,480.9
Beginning Balance                                               13,179.2       8,838.3      11,460.1      12,199.6       8,718.7
                                                              -----------   -----------   -----------   -----------   -----------
Ending Balance                                                  15,658.4      13,179.2       8,838.3      11,460.1      12,199.6
                                                              -----------   -----------   -----------   -----------   -----------

Mutual Funds
Inflows                                                          1,789.6       1,332.8       1,817.8       2,068.5       1,657.8
Outflows                                                        (2,266.7)     (2,754.0)     (2,756.4)     (3,492.0)     (3,216.3)
                                                              -----------   -----------   -----------   -----------   -----------
Net Flows                                                         (477.1)     (1,421.2)       (938.6)     (1,423.5)     (1,558.5)
Performance                                                      1,748.0      (1,811.8)     (2,556.5)     (1,933.2)      3,124.7
Acquisitions (Divestitures)                                                      333.5                                   2,099.8
                                                              -----------   -----------   -----------   -----------   -----------
Change in Assets Under Management                                1,270.9      (2,899.5)     (3,495.1)     (3,356.7)      3,666.0
Beginning Balance                                                8,322.1      11,221.6      14,716.7      18,073.4      14,407.4
                                                              -----------   -----------   -----------   -----------   -----------
Ending Balance                                                   9,593.0       8,322.1      11,221.6      14,716.7      18,073.4
                                                              -----------   -----------   -----------   -----------   -----------
INSTITUTIONAL PRODUCTS:
Inflows                                                          2,974.9       4,380.4       4,989.0       5,572.5       5,843.7
Outflows                                                        (3,452.2)     (4,480.0)     (3,766.9)     (7,355.6)     (5,025.6)
                                                              -----------   -----------   -----------   -----------   -----------
Net Flows                                                         (477.3)        (99.6)      1,222.1      (1,783.1)        818.1
Performance (1)                                                  1,172.3      (2,773.1)     (1,152.2)        935.4       1,628.2
Other (1)                                                          750.8       1,789.0       1,438.4         141.3         274.3
Acquisitions (Divestitures)                                                    1,507.7         105.9      (3,206.0)      1,246.5
                                                              -----------   -----------   -----------   -----------   -----------
Change in Assets Under Management                                1,445.8         424.0       1,614.2      (3,912.4)      3,967.1
Beginning Balance                                               32,454.2      32,030.2      30,416.0      34,328.4      30,361.3
                                                              -----------   -----------   -----------   -----------   -----------
Ending Balance                                                  33,900.0      32,454.2      32,030.2      30,416.0      34,328.4
                                                              -----------   -----------   -----------   -----------   -----------
TOTAL PRIVATE CLIENT AND INSTITUTIONAL PRODUCTS:
Inflows                                                          7,032.5      10,134.4       9,528.7      11,510.4       9,644.7
Outflows                                                        (8,375.5)     (9,950.3)     (9,069.7)    (12,467.4)     (9,276.2)
                                                              -----------   -----------   -----------   -----------   -----------
Net Flows                                                       (1,343.0)        184.1         459.0        (957.0)        368.5
Performance (1)                                                  5,788.1      (7,863.2)     (7,254.5)     (3,856.9)      6,691.9
Other (1)                                                          750.8       1,789.0       1,438.4         141.3         274.3
Acquisitions (Divestitures)                                                    7,755.5         854.4      (3,336.0)      3,779.3
                                                              -----------   -----------   -----------   -----------   -----------
Change in Assets Under Management                                5,195.9       1,865.4      (4,502.7)     (8,008.6)     11,114.0
Beginning Balance                                               53,955.5      52,090.1      56,592.8      64,601.4      53,487.4
                                                              -----------   -----------   -----------   -----------   -----------
Ending Balance                                                $ 59,151.4    $ 53,955.5    $ 52,090.1    $ 56,592.8    $ 64,601.4
                                                              ===========   ===========   ===========   ===========   ===========
Variable Product Change in Assets Under Management
  included in Mutual Funds above                              $    200.4    $   (686.5)   $   (734.7)   $   (634.6)   $    576.4
                                                              ===========   ===========   ===========   ===========   ===========

(1) Certain reclassifications have been made to prior periods to conform with the current presentation.

THE PHOENIX COMPANIES, INC.
ASSET MANAGEMENT NET FLOWS AND ASSETS UNDER MANAGEMENT
Fourth Quarter 2003 (unaudited)
($ in millions)

                                                          2002                                            2003
                                    -----------------------------------------------  -----------------------------------------------
Quarters ended                         March       June      September   December       March       June      September   December
                                    ----------- ----------- ----------- -----------  ----------- ----------- ----------- -----------
PRIVATE CLIENT PRODUCTS:
Managed Accounts
Inflows                             $  1,149.7  $  1,732.5  $    892.2  $    646.8   $    568.8     $ 551.2  $    525.9  $    622.1
Outflows                                (538.0)     (816.3)     (810.1)     (551.9)      (688.4)     (612.6)     (559.5)     (796.1)
                                    ----------- ----------- ----------- -----------  ----------- ----------- ----------- -----------
Net Flows                                611.7       916.2        82.1        94.9       (119.6)      (61.4)      (33.6)     (174.0)
Performance                              661.2    (1,882.0)   (2,320.1)      262.6        434.8     1,341.4       239.4       852.2
Acquisitions (Divestitures)            5,809.0                   105.3
                                    ----------- ----------- ----------- -----------  ----------- ----------- ----------- -----------
Change in Assets Under Management      7,081.9      (965.8)   (2,132.7)      357.5        315.2     1,280.0       205.8       678.2
Beginning Balance                      8,838.3    15,920.2    14,954.4    12,821.7     13,179.2    13,494.4    14,774.4    14,980.2
                                    ----------- ----------- ----------- -----------  ----------- ----------- ----------- -----------
Ending Balance                        15,920.2    14,954.4    12,821.7    13,179.2     13,494.4    14,774.4    14,980.2    15,658.4
                                    ----------- ----------- ----------- -----------  ----------- ----------- ----------- -----------

Mutual Funds:
Inflows                                  282.1       370.5       318.4       361.8        313.3       449.2       576.6       450.5
Outflows                                (603.7)     (727.9)     (610.5)     (811.9)      (498.8)     (542.9)     (598.2)     (626.8)
                                    ----------- ----------- ----------- -----------  ----------- ----------- ----------- -----------
Net Flows                               (321.6)     (357.4)     (292.1)     (450.1)      (185.5)      (93.7)      (21.6)     (176.3)
Performance                              (90.2)   (1,109.9)     (994.7)      383.0       (101.4)      897.1       299.2       653.1
Acquisitions (Divestitures)              333.5
                                    ----------- ----------- ----------- -----------  ----------- ----------- ----------- -----------
Change in Assets Under Management        (78.3)   (1,467.3)   (1,286.8)      (67.1)      (286.9)      803.4       277.6       476.8
Beginning Balance                     11,221.6    11,143.3     9,676.0     8,389.2      8,322.1     8,035.2     8,838.6     9,116.2
                                    ----------- ----------- ----------- -----------  ----------- ----------- ----------- -----------
Ending Balance                        11,143.3     9,676.0     8,389.2     8,322.1      8,035.2     8,838.6     9,116.2     9,593.0
                                    ----------- ----------- ----------- -----------  ----------- ----------- ----------- -----------

INSTITUTIONAL PRODUCTS:
Inflows                                  832.7       960.6     1,798.6       788.5        793.7       918.2       576.8       686.2
Outflows                                (723.3)   (2,071.5)   (1,178.3)     (506.9)      (640.9)   (1,075.1)     (722.3)   (1,013.9)
                                    ----------- ----------- ----------- -----------  ----------- ----------- ----------- -----------
Net Flows                                109.4    (1,110.9)      620.3       281.6        152.8      (156.9)     (145.5)     (327.7)
Performance (1)                         (425.9)   (1,112.1)   (1,063.0)     (172.1)    (1,724.4)    1,529.4       406.5       960.8
Other (1)                                409.4       518.8       600.3       260.5        496.4       154.7        71.0        28.7
Acquisitions (Divestitures)            1,507.7
                                    ----------- ----------- ----------- -----------  ----------- ----------- ----------- -----------
Change in Assets Under Management      1,600.6    (1,704.1)      157.5       370.0     (1,075.2)    1,527.2       332.0       661.8
Beginning Balance                     32,030.2    33,630.8    31,926.6    32,084.2     32,454.2    31,379.0    32,906.2    33,238.2
                                    ----------- ----------- ----------- -----------  ----------- ----------- ----------- -----------
Ending Balance                        33,630.8    31,926.6    32,084.2    32,454.2     31,379.0    32,906.2    33,238.2    33,900.0
                                    ----------- ----------- ----------- -----------  ----------- ----------- ----------- -----------

TOTAL PRIVATE CLIENT AND
  INSTITUTIONAL PRODUCTS:
Inflows                                2,264.5     3,063.6     3,009.2     1,797.1      1,675.8     1,918.6     1,679.3     1,758.8
Outflows                              (1,865.0)   (3,615.7)   (2,598.9)   (1,870.7)    (1,828.1)   (2,230.6)   (1,880.0)   (2,436.8)
                                    ----------- ----------- ----------- -----------  ----------- ----------- ----------- -----------
Net Flows                                399.5      (552.1)      410.3       (73.6)      (152.3)     (312.0)     (200.7)     (678.0)
Performance (1)                          145.1    (4,104.0)   (4,377.8)      473.5     (1,391.0)    3,767.9       945.1     2,466.1
Other (1)                                409.4       518.8       600.3       260.5        496.4       154.7        71.0        28.7
Acquisitions (Divestitures)            7,650.2                   105.3
                                    ----------- ----------- ----------- -----------  ----------- ----------- ----------- -----------
Change in Assets Under Management      8,604.2    (4,137.2)   (3,262.0)      660.4     (1,046.9)    3,610.6       815.4     1,816.8
Beginning Balance                     52,090.1    60,694.3    56,557.0    53,295.1     53,955.5    52,908.6    56,519.2    57,334.6
                                    ----------- ----------- ----------- -----------  ----------- ----------- ----------- -----------
Ending Balance                      $ 60,694.3  $ 56,557.0  $ 53,295.1  $ 53,955.5   $ 52,908.6  $ 56,519.2  $ 57,334.6  $ 59,151.4
                                    =========== =========== =========== ===========  =========== =========== =========== ===========
Variable Product Change in Assets
  Under Management included in
  Mutual Funds above                $   (123.2) $   (314.9) $   (273.8) $     25.4   $   (106.4) $    155.1  $     54.0  $     97.7
                                    =========== =========== =========== ===========  =========== =========== =========== ===========

(1) Certain reclassifications have been made to prior periods to conform with the current presentation.

THE PHOENIX COMPANIES, INC.
VENTURE CAPITAL SEGMENT
Fourth Quarter 2003 (unaudited)
($ in millions)

                                                                      December 31,
                                            --------------------------------------------------------------
                                               2003         2002         2001         2000         1999
                                            ----------   ----------   ----------   ----------   ----------
SEGMENT INCOME
Operating Loss                              $    (5.8)   $    (7.4)   $    (7.3)   $    (7.8)   $    (8.9)
Realized Gains (Losses) on Cash
  and Stock Distributions                         4.9         (4.7)        26.2        222.2         84.7
Change in Unrealized Gains on
  Investments Held in Partnerships               37.1        (47.2)      (178.5)        62.9         64.1
                                            ----------   ----------   ----------   ----------   ----------
Equity in Partnership Earnings,
  before income taxes                            36.2        (59.3)      (159.6)       277.3        139.9
Applicable Income Taxes (Benefit)                12.7        (20.7)       (55.9)        97.1         49.0
                                            ----------   ----------   ----------   ----------   ----------
Segment Income (Loss)                            23.5        (38.6)   $  (103.7)   $   180.2    $    90.9
                                            ==========   ==========   ==========   ==========   ==========

----------------------------------------------------------------------------------------------------------

VENTURE CAPITAL INVESTMENTS
Contributions (Dollars Invested)                 31.0         42.2         47.0         97.0        108.5
Equity In Earnings of Partnerships               36.2        (59.3)      (159.6)       277.3        139.9
Distributions                                   (32.2)       (41.8)       (63.0)      (245.1)      (101.5)
Sale of Partnership Interests and
  Transfer to Closed Block                      (52.2)
Realized Loss on Sale of Partnership
  Interests and Transfer to Closed Block        (14.3)        (5.0)
                                            ----------   ----------   ----------   ----------   ----------
Change in Venture Capital Investments           (31.5)       (63.9)      (175.6)       129.2        146.9
Beginning Balance                               227.8        291.7        467.3        338.1        191.2
                                            ----------   ----------   ----------   ----------   ----------
Ending Balance                                  196.3    $   227.8    $   291.7    $   467.3    $   338.1
                                            ==========   ==========   ==========   ==========   ==========

----------------------------------------------------------------------------------------------------------

PORTFOLIO BREAKDOWN
Technology                                       36.8         25.0         41.3
Telecom                                          13.3         10.2         19.1
Biotech                                          16.3         11.1         14.1
Healthcare                                        8.2          9.2         10.7
Consumer and Business Products
  and Services                                   29.6         45.9         46.6
Financial Services                               28.5         28.1         30.3
Other                                            44.9         50.6         57.8
                                            ----------   ----------   ----------
Total Private Holdings                          177.6        180.1        219.9
Public Holdings                                  11.3         23.0         39.8
Cash and Cash Equivalents                         5.5         21.6         22.5
Other                                             1.9          3.1          9.5
                                            ----------   ----------   ----------
Total                                       $   196.3    $   227.8    $   291.7
                                            ==========   ==========   ==========

THE PHOENIX COMPANIES, INC.
VENTURE CAPITAL SEGMENT
Fourth Quarter 2003 (unaudited)
($ in millions)

                                                              2002                                          2003
                                           ------------------------------------------    -------------------------------------------
Quarters ended                               March      June     September   December      March      June      September  December
                                           ---------  ---------  ---------  ---------    ---------  ---------   ---------  ---------
SEGMENT INCOME
Operating Loss                              $  (2.0)   $  (1.6)   $  (2.2)   $  (1.5)     $   (.9)   $  (2.6)    $  (1.8)   $   (.5)
Realized Gains (Losses) on Cash and Stock
  Distributions                               (12.5)       7.4       (2.1)       2.5         (6.2)       1.0         6.2        3.7
Change in Unrealized Gains on Investments
  Held in Partnerships                          9.5      (35.7)     (17.7)      (3.3)        31.0        7.4          .7       (1.9)
                                           ---------  ---------  ---------  ---------    ---------  ---------   ---------  ---------
Equity in Partnership Earnings, before
  income taxes                                 (5.0)     (29.9)     (22.0)      (2.3)        23.9        5.8         5.1        1.3
Applicable Income Taxes (Benefit)              (1.8)     (10.4)      (7.7)       (.8)         8.4        2.0         1.8         .5
                                           ---------  ---------  ---------  ---------    ---------  ---------   ---------  ---------
Segment Income (Loss)                          (3.2)     (19.5)     (14.3)      (1.5)        15.5        3.8         3.3         .8
                                           =========  =========  =========  =========    =========  =========   =========  =========

------------------------------------------------------------------------------------------------------------------------------------

VENTURE CAPITAL INVESTMENTS
Contributions (Dollars Invested)               13.0        7.5       10.2       11.5         11.6        9.9         6.0        3.5
Equity In Earnings of Partnerships             (5.0)     (29.9)     (22.0)      (2.3)        23.9        5.8         5.1        1.3
Distributions                                  (9.4)      (6.1)     (19.4)      (7.0)        (3.0)      (5.7)      (12.4)     (11.0)
Sale of Partnership Interests and Transfer
  to Closed Block                                                                           (52.2)
Realized Loss on Sale of Partnership
  Interests and Transfer to Closed Block                                        (5.0)       (13.8)       (.5)
                                           ---------  ---------  ---------  ---------    ---------  ---------   ---------  ---------
Change in Venture Capital Investments          (1.4)     (28.5)     (31.2)      (2.8)       (33.5)       9.5        (1.3)      (6.2)
Beginning Balance                             291.7      290.3      261.8      230.6        227.8      194.3       203.8      202.5
                                           ---------  ---------  ---------  ---------    ---------  ---------   ---------  ---------
Ending Balance                                290.3      261.8      230.6      227.8        194.3      203.8       202.5      196.3
                                           =========  =========  =========  =========    =========  =========   =========  =========

------------------------------------------------------------------------------------------------------------------------------------

PORTFOLIO BREAKDOWN
Technology                                     43.6       29.4       20.3         25         23.5       36.6        37.3       36.8
Telecom                                        17.3       10.5        8.7       10.2          7.4       12.6        12.2       13.3
Biotech                                        15.7        9.7       10.4       11.1          9.8       14.9        15.8       16.3
Healthcare                                      8.4        6.8        8.9        9.2          6.7        8.0         7.8        8.2
                                           -------------------------------
Consumer and Business Products and Services         Included in Other           45.9         32.0       29.6        27.8       29.6
Financial Services                                                              28.1         29.7       28.2        29.2       28.5
                                           -------------------------------
Other                                         140.6      142.7      118.8       50.6         57.7       34.3        42.1       44.9
                                           ---------  ---------  ---------  ---------    ---------  ---------   ---------  ---------
Total Private Holdings                        225.6      199.1      167.1      180.1        166.8      164.2       172.2      177.6
Public Holdings                                39.1       29.9       21.5       23.0         11.4       15.6        18.1       11.3
Cash and Cash Equivalents                      16.1       24.9       27.2       21.6          9.2        9.2        10.8        5.5
Other                                           9.5        7.9       14.8        3.1          6.9       14.8         1.4        1.9
                                           ---------  ---------  ---------  ---------    ---------  ---------   ---------  ---------
Total                                       $ 290.3    $ 261.8    $ 230.6    $ 227.8      $ 194.3    $ 203.8     $ 202.5    $ 196.3
                                           =========  =========  =========  =========    =========  =========   =========  =========

THE PHOENIX COMPANIES, INC.
CORPORATE AND OTHER
Fourth Quarter 2003 (unaudited)
($ in millions)

SEGMENT INCOME                                               December 31,
                                    --------------------------------------------------------------
                                       2003         2002         2001         2000         1999
                                    ----------   ----------   ----------   ----------   ----------
Corporate Investment Income             $ 4.3        $ 1.5     $    7.2     $   36.7     $   13.1
Interest Expense                        (39.7)       (31.4)       (27.3)       (32.7)       (34.0)
Corporate Expenses                      (11.1)       (10.4)       (19.9)       (53.5)       (42.4)
International                            (1.0)         4.2          7.7         12.1         10.0
Other                                     (.3)        (3.9)        (2.4)       (23.4)         3.5
                                    ----------   ----------   ----------   ----------   ----------
Segment Loss, before income taxes       (47.8)       (40.0)       (34.7)       (60.8)       (49.8)
Applicable Income Tax Benefit           (18.8)       (29.8)       (20.9)       (37.2)       (27.1)
                                    ----------   ----------   ----------   ----------   ----------
Segment Loss                         $  (29.0)    $  (10.2)    $  (13.8)    $  (23.6)    $  (22.7)
                                    ==========   ==========   ==========   ==========   ==========

THE PHOENIX COMPANIES, INC.
CORPORATE AND OTHER
Fourth Quarter 2003 (unaudited)
($ in millions)

SEGMENT INCOME                                                2002                                           2003
                                           ------------------------------------------    -------------------------------------------
Quarters ended                               March      June     September  December       March      June      September  December
                                           ---------  ---------  ---------  ---------    ---------  ---------   ---------  ---------
Corporate Investment Income (Loss)          $   2.7    $   1.1     $  (.3)   $  (1.9)     $    .5    $    .9    $   1.5    $   1.4
Interest Expense                               (7.7)      (7.7)      (7.7)      (8.3)        (9.8)      (9.9)      (9.9)     (10.1)
Corporate Expenses                             (4.3)      (2.5)      (1.3)      (2.3)          .1       (3.1)      (4.8)      (3.3)
International                                   3.8        2.1         .6       (2.2)        (1.3)                  1.2        (.9)
Other                                           (.2)      (1.4)      (1.3)      (1.1)         (.9)       (.4)       1.5        (.5)
                                           ---------  ---------  ---------  ---------    ---------  ---------  ---------  ---------
Segment Income, before income taxes            (5.7)      (8.4)     (10.1)     (15.8)       (11.4)     (12.5)     (10.5)     (13.4)
Applicable Income Tax Benefit                  (4.1)      (7.0)      (6.4)     (12.2)        (2.8)      (4.6)      (6.7)      (4.7)
                                           ---------  ---------  ---------  ---------    ---------  ---------  ---------  ---------
Segment Loss                                $  (1.8)   $  (1.4)    $ (3.7)    $ (3.6)     $  (8.6)   $  (7.9)    $ (3.8)     $(8.7)
                                           =========  =========  =========  =========    =========  =========  =========  =========

THE PHOENIX COMPANIES, INC.
CONSOLIDATED STATEMENT OF INCOME - GAAP FORMAT (1)
Fourth Quarter 2003 (unaudited)
($ in millions)

                                                                                    December 31,
                                                    -----------------------------------------------------------------------------
                                                        2003            2002            2001            2000            1999
                                                    -------------   -------------   -------------   -------------   -------------

REVENUES
Premiums                                             $   1,042.2     $   1,082.0     $   1,112.7     $   1,147.4     $   1,175.7
Insurance and Investment Product Fees                      568.0           562.3           545.7           624.5           569.1
Net Investment Income                                    1,052.5           914.9           847.5         1,141.0           961.3
Net Realized Investment Gains (Losses)                     (98.1)         (107.6)          (72.4)           89.2            75.8
                                                    -------------   -------------   -------------   -------------   -------------
Total Revenues                                           2,564.6         2,451.6         2,433.5         3,002.1         2,781.9
                                                    -------------   -------------   -------------   -------------   -------------

BENEFITS AND EXPENSES
Policy Benefits and Increase in Policy Liabilities       1,454.0         1,436.1         1,406.7         1,409.8         1,373.1
Policyholder Dividends                                     418.8           401.8           400.1           378.0           360.5
Policy Acquisition Cost Amortization                        94.1            59.2           133.0           356.0           147.9
Intangible Asset Impairments                                                66.3
Intangible Asset Amortization                               33.2            32.5            49.4            36.9            40.1
Interest Expense                                            39.6            31.4            27.3            32.7            34.0
Demutualization Expenses                                                                    25.9            21.8
Other Operating Expenses                                   532.7           582.5           623.9           594.4           546.4
                                                    -------------   -------------   -------------   -------------   -------------
Total Expenses                                           2,572.4         2,609.8         2,666.3         2,829.6         2,502.0
                                                    -------------   -------------   -------------   -------------   -------------
Income (Loss) from Continuing Operations
  Before Income Taxes and Minority Interest                 (7.8)         (158.2)         (232.8)          172.5           279.9
Applicable Income Taxes (Benefit)                          (18.5)          (56.2)         (105.2)           62.4           103.6
                                                    -------------   -------------   -------------   -------------   -------------
Income (Loss) from Continuing Operations before
  Minority Interest                                         10.7          (102.0)         (127.6)          110.1           176.3
Minority Interest in Net Income of Subsidiaries            (12.4)          (12.4)           (7.2)          (14.1)          (10.1)
                                                    -------------   -------------   -------------   -------------   -------------

Income (Loss) from Continuing Operations                    (1.7)         (114.4)         (134.8)           96.0           166.2
Discontinued Operations
        Income (Loss) from Discontinued Operations          (2.1)           (1.3)           (2.5)            8.2            32.0
        Loss on Disposal                                                                                   (20.9)         (109.0)
                                                    -------------   -------------   -------------   -------------   -------------

Income (Loss) Before Cumulative Effect of
  Accounting Changes                                        (3.8)         (115.7)         (137.3)           83.3            89.2

Cumulative Effect of Accounting Changes:
        Consolidation of Variable Interest Entities        (31.6)
        Goodwill and Other Intangible Assets                              (130.3)
        Venture Capital Partnerships                                                       (48.8)
        Securitized Financial Instruments                                                  (20.5)
        Derivative Financial Instruments                                                     3.9
                                                    -------------   -------------   -------------   -------------   -------------
Net Income (Loss)                                    $     (35.4)    $    (246.0)    $    (202.7)    $      83.3     $      89.2
                                                    =============   =============   =============   =============   =============

(1) Certain reclassifications have been made to prior periods to conform with the current presentation.

THE PHOENIX COMPANIES, INC.
CONSOLIDATED STATEMENT OF INCOME - GAAP FORMAT (1)
Fourth Quarter 2003 (unaudited)
($ in millions)

                                                              2002                                           2003
                                           ------------------------------------------    -------------------------------------------
Quarters ended                               March      June     September   December      March      June      September  December
                                           ---------  ---------  ---------  ---------    ---------  ---------   ---------  ---------
REVENUES
Premiums                                    $ 257.4    $ 259.4    $ 297.1    $ 268.1      $ 246.1    $ 248.5     $ 286.9    $ 260.7
Insurance and Investment Product Fees         140.0      145.7      139.2      137.4        132.7      133.6       143.4      158.4
Net Investment Income                         231.2      215.6      228.7      239.4        276.6      263.7       254.1      258.0
Net Realized Investment Losses                (35.0)     (28.6)     (10.5)     (33.5)       (12.3)    (104.6)       (2.6)      21.4
                                           ---------  ---------  ---------  ---------    ---------  ---------   ---------  ---------
Total Revenues                                593.6      592.1      654.5      611.4        643.1      541.2       681.8      698.5
                                           ---------  ---------  ---------  ---------    ---------  ---------   ---------  ---------

BENEFITS AND EXPENSES
Policy Benefits and Increase in Policy
  Liabilities                                 333.9      338.9      397.9      365.4        350.8      348.4       389.0      365.8
Policyholder Dividends                         74.2      107.5      112.7      107.4        116.5       94.2        99.5      108.6
Policy Acquisition Cost Amortization          (10.9)      11.4       41.1       17.6         28.0       25.9        22.7       17.5
Intangible Asset Impairments                                         66.3
Intangible Asset Amortization                   8.1        7.8        8.9        7.7          8.4        8.2         8.3        8.3
Interest Expense                                7.7        7.7        7.7        8.3          9.8        9.9         9.8       10.1
Other Operating Expenses                      136.1      178.9      135.3      132.3        125.6      135.6       129.4      142.0
                                           ---------  ---------  ---------  ---------    ---------  ---------   ---------  ---------
Total Expenses                                549.1      652.2      769.9      638.7        639.1      622.2       658.7      652.3
                                           ---------  ---------  ---------  ---------    ---------  ---------   ---------  ---------
Income (Loss) from Continuing Operations
  Before Income Taxes and Minority Interest    44.5      (60.1)    (115.4)     (27.3)         4.0      (81.0)       23.1       46.2
Applicable Income Taxes (Benefit)              12.5      (26.5)     (25.8)     (16.3)        (2.4)     (34.2)        5.8       12.3
                                           ---------  ---------  ---------  ---------    ---------  ---------   ---------  ---------
Income (Loss) from Continuing Operations
   before Minority Interest                    32.0      (33.6)     (89.6)     (11.0)         6.4      (46.8)       17.3       33.9
Minority Interest in Net Income of
  Subsidiaries                                 (2.8)      (3.3)      (3.1)      (3.2)        (2.8)      (2.3)       (2.9)      (4.4)
                                           ---------  ---------  ---------  ---------    ---------  ---------   ---------  ---------
Income (Loss) from Continuing Operations       29.2      (36.9)     (92.7)     (14.2)         3.6      (49.1)       14.4       29.5
Discontinued Operations
Loss from Discontinued Operations              (0.3)      (0.3)      (0.3)      (0.3)        (0.4)      (0.4)       (0.4)      (0.9)
                                           ---------  ---------  ---------  ---------    ---------  ---------   ---------  ---------

Income (Loss) Before Cumulative Effect of
  Accounting Changes                           28.9      (37.2)     (93.0)     (14.5)         3.2      (49.5)       14.0       28.6

Cumulative Effect of Accounting Changes:
      Consolidation of Variable
        Interest Entities                                                                                                     (31.6)
      Goodwill and Other Intangible Assets   (130.3)
                                           ---------  ---------  ---------  ---------    ---------  ---------   ---------  ---------
Net Income (Loss)                           $(101.4)   $ (37.2)   $ (93.0)   $ (14.5)     $   3.2    $ (49.5)    $  14.0    $  (3.0)
                                           =========  =========  =========  =========    =========  =========   =========  =========

(1) Certain reclassifications have been made to prior periods to conform with the current presentation.

THE PHOENIX COMPANIES, INC.
CONSOLIDATING FOURTH QUARTER 2003 INCOME STATEMENT
Fourth Quarter 2003 (unaudited)
($ in millions)

                                                                                                            Exclusions from
Year-to-date December 31, 2003                              Operating Segments      Other Segments          Segment Income
                                                          --------------------- ----------------------- -------------------------
                                                                                             Corporate   Realized
                                                           Life &     Asset      Venture        &       Investment
                                           Consolidated    Annuity  Management   Capital      Other       Losses       Other
                                           ------------ ----------- ----------- ----------- ----------- ----------- -----------
REVENUES
Premiums                                    $  1,042.2   $ 1,042.2
Insurance and Investment Product Fees            568.0       333.0   $   242.8               $    14.5               $   (22.3)
Net Investment Income                          1,052.5       993.2         1.2   $    36.2        13.7                     8.2
Net Realized Investment Losses                   (98.1)                                                  $   (97.8)        (.3)
                                           ------------ ----------- ----------- ----------- ----------- ----------- -----------
       Total Revenues                          2,564.6     2,368.4       244.0        36.2        28.2       (97.8)      (14.4)
                                           ------------ ----------- ----------- ----------- ----------- ----------- -----------

BENEFITS AND EXPENSES
Policy Benefits and Increase in Policy
  Liabilities                                  1,454.0     1,445.2                                 8.8
Policyholder Dividends                           418.8       424.7                                            (5.9)
Policy Acquisition Cost Amortization              94.1        98.2                                            (4.1)
Intangible Asset Amortization                     33.2                    33.2
Intangible Asset Impairments
Interest Expense                                  39.6                                            39.6
Demutualization Expenses
Other Operating Expenses                         532.7       300.5       207.5                    27.7                    (2.9)
                                           ------------ ----------- ----------- ----------- ----------- ----------- -----------
       Total Expenses                          2,572.4     2,268.6       240.7                    76.0       (10.0)       (2.9)
                                           ------------ ----------- ----------- ----------- ----------- ----------- -----------
Income (Loss) from Continuing Operations
  Before Income Taxes and Minority Interest       (7.8)       99.8         3.3        36.2       (47.8)      (87.8)      (11.5)
Applicable Income Taxes (Benefit)                (18.5)       31.1        (3.3)       12.7       (18.8)      (36.0)       (4.2)
                                           ------------ ----------- ----------- ----------- ----------- ----------- -----------
Income (Loss) from Continuing Operations
  before Minority Interest                        10.7        68.7         6.6        23.5       (29.0)      (51.8)       (7.3)
Minority Interest in Net Income of
  Subsidiaries                                   (12.4)        (.4)      (12.0)
                                           ------------ ----------- ----------- ----------- ----------- ----------- -----------

Income (Loss) from Continuing Operations    $     (1.7)  $    68.3   $    (5.4)  $    23.5   $   (29.0)  $   (51.8)  $    (7.3)
                                           ============ =========== =========== =========== =========== =========== ===========

THE PHOENIX COMPANIES, INC.
CONDENSED CONSOLIDATED BALANCE SHEET -- PRELIMINARY
Fourth Quarter 2003 (unaudited)
($ in millions, except par value)

                                                                                        December 31,
                                                      -------------------------------------------------------------------------
                                                           2003          2002           2001           2000           1999
                                                      ------------- -------------- -------------- -------------- --------------
ASSETS:
Available-for-Sale Debt Securities, at fair value      $  13,293.0   $   11,889.5   $    9,787.7   $    6,022.3   $    5,580.6
Held-to-Maturity Debt Securities                                                                        2,109.6        1,958.2
Equity Securities, at fair value                             312.0          390.9          290.9          335.5          437.2
Mortgage Loans, at unpaid principal balances                 284.1          468.8          535.8          593.4          716.8
Policy Loans, at unpaid principal balances                 2,227.8        2,195.9        2,172.2        2,105.2        2,042.6
Venture Capital Partnerships, at equity in net assets        234.9          228.6          291.7          467.3          338.1
Affiliate Equity and Debt Securities, at cost plus
  equity in undistributed earnings                            47.5          134.7          150.6          103.0          106.6
Other Investments                                            403.6          398.9          376.0          313.6          280.0
                                                      ------------- -------------- -------------- -------------- --------------
       Total General Account Investments                  16,802.9       15,707.3       13,604.9       12,049.9       11,460.1
Available-for-Sale Investments Pledged as Collateral,
  at fair value                                            1,417.0        1,421.9          544.8
                                                      ------------- -------------- -------------- -------------- --------------
       Total Investments                                  18,219.9       17,129.2       14,149.7       12,049.9       11,460.1
Cash and Cash Equivalents                                    375.9        1,053.5          812.3          717.6          308.7
Deferred Policy Acquisition Costs                          1,367.7        1,234.1        1,123.7        1,019.0        1,318.8
Goodwill and other intangible assets                         758.5          747.7          858.6          582.6          574.0
Other General Account Assets                                 753.9          700.2          566.1          567.8          698.4
Separate Account Assets                                    6,083.2        4,371.2        5,025.2        5,376.6        5,923.9
                                                      ------------- -------------- -------------- -------------- --------------
       Total Assets                                       27,559.1       25,235.9       22,535.6       20,313.5       20,283.9
                                                      ============= ============== ============== ============== ==============

LIABILITIES:
Policy Liabilities and Accruals                           13,088.6       12,680.0       11,846.4       11,372.6       10,899.8
Policyholder Deposit Funds                                 3,642.7        3,395.7        1,515.2          678.4          538.2
Indebtedness                                                 639.0          644.3          599.3          425.1          499.4
Stock Purchase Contracts                                     128.8          137.6
Other General Account Liabilities                            557.0          553.5          614.1          619.9          666.6
Non-recourse Collateralized Debt Obligation
  Liabilities                                              1,472.0        1,421.9          544.8
Separate Account Liabilities and Investment
  Trust Liabilities                                        6,083.2        4,371.2        5,020.1        5,376.6        5,923.9
                                                      ------------- -------------- -------------- -------------- --------------
       Total Liabilities and minority interest            25,611.3       23,204.2       20,139.9       18,472.6       18,527.9
                                                      ------------- -------------- -------------- -------------- --------------

STOCKHOLDERS' EQUITY:
Common stock, $.01 par value, 1.0 billion shares
  authorized; 94,445,716 shares outstanding
  (December 31, 2003)                                          1.0            1.0            1.0
Additional paid in capital                                 2,429.0        2,424.4        2,413.3
Deferred Compensation on Restricted Stock Units               (3.6)
Retained Earnings                                           (343.1)        (292.6)         (30.8)       1,820.7        1,731.5
Treasury stock, at cost: 11,930,647 shares
  (December 31, 2003)                                       (189.6)        (195.7)         (66.0)
Accumulated Other Comprehensive Income                        54.1           94.6           78.2           20.2           24.5
                                                      ------------- -------------- -------------- -------------- --------------
       Total Stockholders' Equity                          1,947.8        2,031.7        2,395.7        1,840.9        1,756.0
                                                      ------------- -------------- -------------- -------------- --------------
       Total Liabilities, Minority Interest and
         Stockholders' Equity                          $  27,559.1   $   25,235.9   $   22,535.6   $   20,313.5   $   20,283.9
                                                      ============= ============== ============== ============== ==============

THE PHOENIX COMPANIES, INC.
GENERAL ACCOUNT INVESTMENT PORTFOLIO SUMMARY
Fourth Quarter 2003 (unaudited)
($ in millions, except par value)

                                                           Total Debt Securities     Public Debt Securities  Private Debt Securities
                                                         ------------------------- ------------------------- -----------------------
                                                          12/31/2003   12/31/2002   12/31/2003  12/31/2002    12/31/2003  12/31/2002
                                                         ------------ ------------ ------------ ------------ ----------- -----------
DEBT SECURITIES BY CREDIT QUALITY (CARRYING VALUE)

AAA/AA/A                                                  $  8,821.3   $  7,971.5   $  7,442.2   $  6,560.4   $ 1,379.1   $ 1,411.1
BBB                                                          3,370.6      2,849.0      2,180.5      1,767.1     1,190.1     1,081.9
                                                         ------------ ------------ ------------ ------------ ----------- -----------
       Total Investment Grade                               12,191.9     10,820.5      9,622.7      8,327.5     2,569.2     2,493.0
BB                                                             764.9        785.7        635.4        577.4       129.5       208.3
B                                                              219.0        105.4        157.9         82.2        61.1        23.2
CCC and Lower                                                   94.6        118.5         53.7         53.3        40.9        65.2
In or Near Default                                              22.6         59.4         19.0         25.4         3.6        34.0
                                                         ------------ ------------ ------------ ------------ ----------- -----------
       Total Debt Securities                              $ 13,293.0   $ 11,889.5   $ 10,488.7    $ 9,065.8   $ 2,804.3   $ 2,823.7
                                                         ============ ============ ============ ============ =========== ===========

% Below Investment Grade                                        8.3%         9.0%         8.3%         8.1%         8.4%      11.7%

------------------------------------------------------------------------------------------------------------------------------------

UNREALIZ3D GAINS AND LOSSES ON DEBT AND EQUITY SECURITIES
As of December 31, 2003                                           Total              Outside Closed Block         Closed Block
                                                         ------------------------- ------------------------- -----------------------
                                                            Gains        Losses        Gains       Losses       Gains      Losses
                                                         ------------ ------------ ------------ ------------ ----------- -----------
Total Debt Securities                                     $    710.2   $   (102.0)  $    222.6   $   (53.5)   $   487.6   $   (48.5)
Equity Securities                                               91.4         (1.8)        83.3        (1.4)         8.1        (0.4)
                                                         ------------ ------------ ------------ ------------ ----------- -----------
Total Unrealized Gains (Losses)                                801.6       (103.8)       305.9       (54.9)       495.7       (48.9)
                                                         ------------ ------------ ------------ ------------ ----------- -----------

Applicable Policyholder Dividend Obligation                    495.7        (48.9)                                495.7       (48.9)
Applicable Deferred Acquisition Cost (Credit)                  120.4        (27.8)       120.4       (27.8)
Applicable Deferred Income Tax                                  64.9         (9.4)        64.9        (9.4)
                                                         ------------ ------------ ------------ ------------ ----------- -----------
Total Offsets to Net Unrealized Gains                          681.0        (86.1)       185.3       (37.2)       495.7       (48.9)
                                                         ------------ ------------ ------------ ------------ ----------- -----------
Net Unrealized Gains                                      $    120.6    $   (17.7)  $    120.6   $   (17.7)   $     -     $     -
                                                         ============ ============ ============ ============ =========== ===========
                                                          $    102.9                $    102.9                $     -
                                                         ============              ============              ===========

THE PHOENIX COMPANIES, INC.
GENERAL ACCOUNT GAAP NET INVESTMENT INCOME YIELDS
Fourth Quarter 2003 (unaudited)
($ in millions)

Quarters ended                                                 2002                                          2003
                                            ------------------------------------------    ------------------------------------------
                                              March      June     September   December      March      June     September   December
                                            ---------  ---------  ---------  ---------    ---------  ---------  ---------  ---------
GAAP NET INVESTMENT INCOME
Debt Securities                              $ 174.5    $ 185.5    $ 192.7    $ 180.8      $ 187.1    $ 199.1    $ 184.0    $ 195.3
Equity Securities                                1.1        1.1         .9        1.1          1.3         .9         .9        1.5
Mortgages                                       10.7       10.6        9.8        9.3         12.1        7.3        7.0        6.2
Policy Loans                                    42.5       42.3       42.7       44.3         42.6       42.6       42.2       44.3
Venture Capital                                 (5.0)     (29.9)     (22.1)      (2.3)        28.9        6.5       10.2        3.5
Cash & Cash Equivalents                          1.9        2.9        3.0        4.1          3.1        1.4        1.4        1.1
Other*                                           7.9        6.4        4.6        3.0          4.5        8.6       11.0        8.1
                                            ---------  ---------  ---------  ---------    ---------  ---------  ---------  ---------
Total Cash and Invested Assets                 233.6      218.9      231.6      240.3        279.6      266.4      256.7      260.0
                                            ---------  ---------  ---------  ---------    ---------  ---------  ---------  ---------

Investment Expenses                              2.4        3.3        2.9        0.9          3.0        2.7        2.6        2.0
                                            ---------  ---------  ---------  ---------    ---------  ---------  ---------  ---------
Total Net Investment Income                  $ 231.2    $ 215.6    $ 228.7    $ 239.4      $ 276.6    $ 263.7    $ 254.1    $ 258.0
                                            =========  =========  =========  =========    =========  =========  =========  =========

ANNUALIZED YIELDS
Debt Securities                                 7.2%       7.3%       7.0%       6.2%         6.2%       6.1%       5.8%       6.1%
Equity Securities                               1.5%       1.4%       1.2%       1.3%         1.4%       1.0%       1.0%       1.8%
Mortgages                                       8.4%       8.7%       8.3%       8.1%         9.1%       8.0%       8.6%       8.4%
Policy Loans                                    8.2%       8.1%       8.1%       8.4%         8.1%       8.0%       7.9%       8.3%
Venture Capital                                -6.6%     -35.6%     -30.4%      -3.9%        67.9%      11.9%      18.7%       6.1%
Cash & Cash Equivalents                         1.1%       1.9%       1.8%       1.9%         1.5%       0.9%       0.9%       0.9%
Other*                                          6.4%       5.2%       3.5%       2.3%         3.4%       7.0%      10.3%       6.1%
                                            ---------  ---------  ---------  ---------    ---------  ---------  ---------  ---------
Total Cash and Invested Assets                  6.6%       6.1%       6.1%       6.0%         6.7%       6.2%       6.1%       6.2%
                                            ---------  ---------  ---------  ---------    ---------  ---------  ---------  ---------

Investment Expenses                             0.1%       0.1%       0.1%       0.0%         0.1%       0.1%       0.1%       0.0%
                                            ---------  ---------  ---------  ---------    ---------  ---------  ---------  ---------
Total Net Investment Income                     6.6%       6.0%       6.0%       5.9%         6.7%       6.1%       6.0%       6.2%
                                            =========  =========  =========  =========    =========  =========  =========  =========

* Includes real estate, affiliates, and other invested assets.

THE PHOENIX COMPANIES, INC.
GENERAL ACCOUNT REALIZED INVESTMENT GAINS AND LOSSES
Fourth Quarter 2003 (unaudited)
($ in millions, except par value)

                                                              2003 Quarter Ended                           December 31,
                                                    ---------------------------------------  ---------------------------------------
                                                     December September   June      March      2003      2002      2001      2000
                                                    --------- --------- --------- ---------  --------- --------- --------- ---------
REALIZED INVESTMENT GAINS AND LOSSES

Debt Security Impairments                            $ (21.6)  $ (15.0)  $ (19.8)  $ (25.6)   $ (82.0)  $(122.9)  $ (72.6)  $  (7.5)
Equity Security Impairments                                       (3.2)     (1.1)                (4.3)     (9.8)
Affiliated Equity Securities                                               (96.9)               (96.9)
Venture Capital Partnerships Impairments                                     (.3)     (4.3)      (4.6)     (5.1)
Mortgage Loan Impairments                                          (.9)     (2.8)      (.4)      (4.1)      (.6)     (6.1)     (1.8)
Real Estate Impairments                                 (6.2)      (.4)                          (6.6)                         (6.1)
Other Invested Asset Impairments                                            (0.9)     (8.7)      (9.6)    (22.6)     (3.7)
                                                    --------- --------- --------- ---------  --------- --------- --------- ---------
       Total Impairment Losses                         (27.8)    (19.5)   (121.8)    (39.0)    (208.1)   (160.4)    (82.4)    (15.4)
                                                    --------- --------- --------- ---------  --------- --------- --------- ---------
Debt Security Net Transaction Gains (Losses)             7.1      11.1       5.2      41.3       64.7      48.4      21.7     (46.9)
Equity Security Net Transaction Gains (Losses)          37.1       4.9       7.4      (2.2)      47.2       2.1      (8.8)    146.8
Venture Capital Net Investment Gains (Losses)                                (.2)     (9.5)      (9.7)
Mortgage Loan Net Transaction Gains (Losses)              .1       (.6)      (.4)      (.4)      (1.3)       .2       7.1       4.8
Real Estate Net Transaction Gains (Losses)               (.3)                (.4)       .5        (.2)      4.0      (2.5)      1.8
Other Invested Asset Net Transactions Gains (Losses)     5.2       1.6       5.6      (3.0)       9.3      (1.9)     (7.5)     (1.9)
                                                    --------- --------- --------- ---------  --------- --------- --------- ---------
Total Net Transactions Gains                            49.2      17.0      17.2      26.7      110.0      52.8      10.0     104.6
                                                    --------- --------- --------- ---------  --------- --------- --------- ---------
Net Realized Investment Gains (Losses)                  21.4      (2.5)   (104.6)    (12.3)     (98.1)   (107.6)    (72.4)     89.2
                                                    ========= ========= ========= =========  ========= ========= ========= =========

Closed Block Applicable PDO (Reduction)                 (1.4)     (3.5)     (9.5)      8.5       (5.9)    (40.3)    (15.4)
Applicable Deferred Acquisition Costs (Credit)          (3.0)     (2.8)      1.3        .4       (4.1)     (7.2)     10.5    (10.7)
Applicable Deferred Income Tax (Credit)                  8.4       1.3     (37.2)     (8.8)     (36.3)    (20.8)    (24.5)    32.9
                                                    --------- --------- --------- ---------  --------- --------- --------- ---------
Net Realized Investment Gains (Losses) Included in
  Net Income                                         $  17.4   $   2.5   $ (59.2)  $ (12.4)   $ (51.8)  $ (39.3)  $ (43.0)  $  67.0
                                                    ========= ========= ========= =========  ========= ========  ========= =========